Exhibit (c)(7)
****TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. SECTION 200.80(b)(4),
200.83 and 240.246-2
APPRAISAL
Meadow Valley Corporation

EVALUATION SUMMARY
Meadow Valley Corporation
PERSONAL PROPERTY

	Orderly
	Liquidation	Fair Market
Effective Date: March 26, 2008	Value	Value
Meadow Valley Corporation Ready Mix, Inc. 109 W. Delhi Avenue Las Vegas, Nevada Last Date of Inspection: March 25, 2008	$2,821,950	$3,229,500
Meadow Valley Corporation Ready Mix, Inc. Highway 95 at Highway 156 Lee Canyon, Nevada Last Date of Inspection: March 25, 2008	2,317,650	2,779,650
Meadow Valley Corporation Ready Mix, Inc. 6501 W. Richmar Avenue Las Vegas, Nevada Last Date of Inspection: March 26, 2008	898,050	1,075,000
Meadow Valley Corporation Ready Mix, Inc. Highway 168 at I-15 Moapa, Nevada Last Date of Inspection: March 24, 2008	2,210,300	2,685,900
Meadow Valley Corporation 4635 Andrews St., Suite F (Various Sites) North Las Vegas, Nevada Last Date of Inspection: March 26, 2008	7,426,500	8,566,200
Meadow Valley Corporation 11500 W. Beardsley Road Sun City, Arizona Last Date of Inspection: March 24, 2008	325,700	407,500

Evaluation Summary	Page 2

Orderly
	Liquidation	Fair Market
Effective Date: March 26, 2008	Value	Value

Meadow Valley Corporation 39245 N. Schnepf Road Queen Creek, Arizona Last Date of Inspection: March 24, 2008	2,182,850	2,542,100
Meadow Valley Corporation 6204 W. Southern Avenue Tolleson, Arizona Last Date of Inspection: March 24, 2008	427,500	535,500
Meadow Valley Corporation 731 North 19th Avenue Phoenix, Arizona Last Date of Inspection: March 25, 2008	5,668,600	6,670,250

Total Appraised Values —	$24,279,100	$28,491,600

Personal Property

April 7, 2008
Mr. Chris Zugaro
Vice President
Insight Equity
1400 Civic Place, Suite 250
Southlake, TX 76092

Re: Appraisal —	Meadow Valley Corporation Machinery & Equipment
Dear Mr. Zugaro:
AccuVal Associates, Incorporated (AccuVal) is pleased to submit to you the following appraisal report.
Between March 24, 2008 and March 26, 2008, AccuVal personnel inspected the machinery and equipment of Meadow Valley Corporation located at 109 W. Delhi Avenue, Las Vegas, Nevada; Highway 95 at Highway 156, Lee Canyon, Nevada; 6501 W. Richmar Avenue, Las Vegas, Nevada; Highway 168 at I-15, Moapa, Nevada; 4635 Andrews St., Suite F (Various Sites), North Las Vegas, Nevada; 11500 W. Beardsley Road, Sun City, Arizona; 39245 N. Schnepf Road, Queen Creek, Arizona; 6204 W. Southern Avenue, Tolleson, Arizona; and 731 North 19th Avenue, Phoenix, Arizona. The inspection was conducted to gather data relative to the assets and provide an appraisal to be used as documentation for financial decision-making.
The effective date of the appraisal is March 26, 2008. Subject to the assumptions and limiting conditions set forth in an addendum to this report, it is our professional judgment that, as of the effective date as detailed in this report, the machinery and equipment has an estimated Gross Orderly Liquidation Value of:
Twenty Four Million Two Hundred Seventy Nine Thousand
One Hundred Dollars
$24,279,100

Appraisal — Meadow Valley Corporation	April 7, 2008
The effective date of the appraisal is March 26, 2008. Subject to the assumptions and limiting conditions set forth in an addendum to this report, it is our professional judgment that, as of the effective date as detailed in this report, the machinery and equipment has an estimated Net Orderly Liquidation Value of:
Twenty Three Million Three Hundred Fifty Five Thousand Dollars
$23,355,000
The effective date of the appraisal is March 26, 2008. Subject to the assumptions and limiting conditions set forth in an addendum to this report, it is our professional judgment that, as of the effective date as detailed in this report, the machinery and equipment has an estimated Fair Market Value of:
Twenty Eight Million Four Hundred Ninety-One Thousand
Six Hundred Dollars
$28,491,600
The report that follows sets forth the identification of the machinery and equipment appraised, the scope of the assignment, pertinent information relative to the data considered, the results of the investigation and analysis, and the assumptions and limiting conditions.
It has been a pleasure being of service to you.
Very truly yours,
AccuVal Associates, Incorporated
Scott N. Breier, ASA
Senior Manager
Michael S. Hamann, ASA
Manager
Paul Munro
Appraiser
enclosures

TABLE OF CONTENTS

Evaluation Summary

Letter of Transmittal

Identification of the Subject Assets	1
Definitions of Value	1
Identification of the Client, Users and Intended Use of the Appraisal	2
Effective Date of the Appraisal and Date of the Report	2
Methodology	2
Scope of Work	3
Statement of Ownership	4
General Condition of the Assets	5
Environmental Considerations	5
Evaluation Considerations	5
Estimated Liquidation Expenses and Net Valuation	8
Machinery and Equipment
109 W. Delhi Avenue, Las Vegas, Nevada	10
Highway 95 at Highway 156, Lee Canyon, Nevada	27
6501 W. Richmar Avenue, Las Vegas, Nevada	37
Highway 168 at I-15, Moapa, Nevada	44
4635 Andrews St., Suite F (Various Sites), North Las Vegas, Nevada	54
11500 W. Beardsley Road, Sun City, Arizona	84
39245 N. Schnepf Road, Queen Creek, Arizona	88
6204 W. Southern Avenue, Tolleson, Arizona	105
731 North 19th Avenue, Phoenix, Arizona	108
Certification Of Value	128

Addenda
Assumptions And Limiting Conditions
Qualifications Of The Appraiser
Representative Client List

Photographs

Identification of the Subject Assets
The assets appraised in this report consist of concrete and asphalt batch plants, aggregate conveyors, crushers, screen washers, tanks, construction equipment, mixer trucks, miscellaneous rolling stock, and related support equipment. The machinery and equipment is located at Meadow Valley Corporation and Ready Mix, Inc. (Meadow Valley or The Company), at the following locations:
•	109 W. Delhi Avenue, Las Vegas, NV

•	Highway 95 at Highway 156, Lee Canyon, NV

•	6501 W. Richmar Avenue, Las Vegas, NV

•	Highway 168 at I-15, Moapa, NV

•	4635 Andrews St., Suite F, (Various Sites), North Las Vegas, NV

•	11500 W. Beardsley Road, Sun City, AZ

•	39245 N. Schnepf Road, Queen Creek, AZ

•	6204 W. Southern Avenue, Tolleson, AZ

•	731 North 19th Avenue, Phoenix, AZ
     This report includes a detailed listing of the assets at these locations.
Definitions of Value
This appraisal estimates the Orderly Liquidation Value and Fair Market Value of the assets. AccuVal defines Orderly Liquidation Value and Fair Market Value as follows:
Orderly Liquidation Value
“A professional opinion of the estimated most probable price expressed in currency that the subject personal property could typically realize, as of the effective date of the appraisal, at a privately negotiated sale, properly advertised and professionally managed, by a seller obligated to sell over a time period of three to six months. Further, the ability of the asset group to draw sufficient prospective buyers to ensure competitive offers is considered. All assets are to be sold piecemeal, ‘as is, where is’, with the purchasers being responsible for removal of the assets at their own risk and expense. Any deletions or additions to the assets appraised could change the psychological or monetary appeal necessary to attain the value estimated.”

Fair Market Value
“A professional opinion of the estimated most probable price expressed in currency that the subject personal property could typically realize, as of the effective date of the appraisal, in an exchange between a willing buyer and a willing seller, with equity to both, neither being under compulsion to buy or sell, and with both parties fully aware of all relevant facts. It is assumed that the assets must be dismantled and removed at the buyer’s expense.”
Identification of the Client, Users and Intended Use of the Appraisal
Mr. Chris Zugaro, Vice President, authorized and contracted with AccuVal to conduct the appraisal of the assets for Insight Equity (Client). The report is to be used solely by the Client. The intended use of the appraisal is to provide the documentation necessary for making financial decisions regarding the value of the assets. It should not be used for any other purpose. AccuVal accepts no responsibility to any other party for the whole or any part of the report contents.
AccuVal developed and is submitting the appraisal in conformance with the Uniform Standards of Professional Appraisal Practice (USPAP), as promulgated by the Appraisal Standards Board of the Appraisal Foundation, and the Principles of Appraisal Practice and Code of Ethics of the American Society of Appraisers. As defined in USPAP, this is a complete appraisal in a summary report format.
Effective Date of the Appraisal and Date of the Report
The effective date of the appraisal is March 26, 2008. This is the date AccuVal completed the inspection of the assets. The date of this report is April 7, 2008.
Methodology
Three basic valuation methods are used to derive an indication of the value of the assets. These methods include the Cost Approach, Sales Comparison Approach, and Income Capitalization Approach to value.
Cost Approach
“A set of procedures in which an appraiser derives a value indication by estimating the current cost to reproduce or replace the personal property, deducting for all depreciation, including physical deterioration, functional obsolescence, and external or economic obsolescence.”

Sales Comparison Approach
“A set of procedures in which an appraiser derives a value indication by comparing the personal property being appraised with similar assets that have been sold recently, applying appropriate units of comparison, and making adjustments based on the elements of comparison to the sale prices of the comparable.”
Income Capitalization Approach
“A set of procedures in which an appraiser derives a value indication for income-producing personal property by converting anticipated benefits into value. This conversion is accomplished either by: (1) capitalizing a single year’s income expectancy or an annual average of several years’ income expectancies at a market-derived capitalization rate or capitalization rate that reflects a specified income pattern, return on investment, and change in value of the investment; or (2) discounting the annual cash flows for the holding period and the reversion at a specified yield rate.”
The sales comparison approach was the primary basis on which the assets were appraised. The cost approach also was considered and was given some limited weight in the final analysis.
The income approach was not used. This approach considers income-generating criteria and is limited in its application to the appraisal of machinery and equipment. This is due to the difficulty in determining what portion of the total income and expense stream of a given plant would be attributable to a specific piece of equipment. This type of analysis is not appropriate to the scope of this appraisal.
Scope of Work
Between March 24 and 26, 2008, AccuVal inspected the machinery and equipment that is the subject of the appraisal. Meadow Valley/Ready Mix personnel assisted in the inspection and information-gathering process. During the inspection, detailed descriptive information about the assets was identified and compiled. Whenever possible, this included manufacturer, model, serial number, year of manufacture, and capacities and specifications. A variety of other data relating to the assets was discussed, requested, and gathered during the inspection. In some cases, additional information was subsequently requested. Meadow Valley’s North Las Vegas assets were currently being utilized at a number of active job sites throughout the area and a site review was made with Company personnel to ascertain the condition and existence of these assets. All remaining assets not visually identified, in transit, or offsite were included based upon information provided by Meadow Valley personnel.

The appraisal does not include an evaluation of the raw materials, work-in-process, or finished goods inventories. The value of purchased repair parts or replacement parts has not been considered. No product line-dedicated tooling or computer software is evaluated in this report. In addition, those assets currently located at the Meadow Valley aggregate plant in Utah were excluded.
The valuation analysis included consideration of transactions involving sales of similar assets. It also considered the availability of competitive equipment on the open market and the overall condition and quality of the subject assets compared with the assets sold or available.
Research included searches of comparable sales databases. AccuVal contacted original equipment manufacturers, manufacturers’ representatives, used machinery and equipment dealers, and auctioneers and liquidators. When relevant, discussions included supply and demand factors, the overall condition of the market, and the number of potential purchasers in the market for similar assets. In some instances, AccuVal obtained additional information from other knowledgeable industry sources to assist in the analysis.
AccuVal assembled and analyzed all of the information gathered for the subject assets and during the market research process. The approaches to value most appropriate to the purpose and intended use of the appraisal were then developed. The value indications were reconciled and the most meaningful data was considered in the final value estimates.
Statement of Ownership
AccuVal is providing an appraisal of only owned assets. If applicable, assets The Company management indicated were leased or not owned have been excluded from the appraisal. The equipment is appraised in fee simple interest, free of any encumbrances.
AccuVal has assumed that Meadow Valley has accurately represented the ownership interest in all of the personal property and has not conducted Uniform Commercial Code (UCC) searches to determine the ownership. A search of this type is outside the scope of this appraisal assignment. It is recommended that any parties with or considering an interest in the assets independently confirm the ownership and determine what potential impact any encumbrances may have on their marketability and ultimate value.

General Condition of the Assets
The general condition of the assets was considered to be fair to good. During the inspection, AccuVal interviewed Meadow Valley personnel familiar with the overall age and condition of the assets about these issues. In some instances, machinery was not in operation at the time of inspection. The appraisal has assumed that all equipment is in working order, unless otherwise specifically indicated in the asset descriptions included in this report.
Any condition statements that appear in the listing of the assets are based only on general observations made during visual inspections. It is impossible to judge the actual mechanical condition of the assets without relying on the accuracy of the representations made by Meadow Valley management. This appraisal is not a technical or engineering survey.
Environmental Considerations
This appraisal does not make any allowance for, nor has it considered, the impact, if any, of environmental issues or those associated with the Occupational Safety and Health Administration (OSHA) that would affect the salability, value, or use of the equipment. Environmental considerations such as property or equipment clean up, special handling, remediation, disposal, or other potential environmental liabilities are outside the scope of this appraisal. Furthermore, the appraisal does not consider compliance or non-compliance with regulatory agencies that may have jurisdiction in this area.
AccuVal is not an environmental consulting firm and is not qualified to recognize or test for hazardous substances, conditions, or other environmental liabilities. Furthermore, AccuVal is not qualified to identify or evaluate occupational safety hazards. It is recommended that any parties with or considering an interest in the assets contract with a qualified consulting firm to conduct any studies necessary to ensure that such issues are properly addressed.
Evaluation Considerations
The appraisal is being submitted under the orderly liquidation value and fair market value concepts. An orderly liquidation is a duress must-sell situation that allows an extended time frame to locate and negotiate with buyers. Fair market value assumes an arm’s-length sale, with no compulsion on the part of the seller or buyer to complete a transaction and both acting knowledgeably and in their best interest.

Both value definitions recognize that the assets are being sold to be removed at the buyer’s risk and expense. Any expenditure that has been made for the installation of the equipment will be totally lost. Knowledgeable buyers also will recognize that costs will be incurred to dismantle, match mark, rig, crate, containerize, and transport the equipment. These factors will affect what buyers will be able to pay for the assets.
An orderly liquidation allows an extended time frame to locate buyers, in this case three to six months. However, it must be clearly understood that this is still a duress-sale scenario reflecting a “must-sell” situation on the part of the seller. This concept is in contrast to a fair market transaction, which takes place between a willing buyer and willing seller, with no time constraints or compulsion to sell.
Two types of buyers are typically in the market for the assets in the event they must be sold, end users and dealers/brokers. An end user would purchase the machinery either to expand existing production capacity or to replace older, less productive equipment. When that group of buyers has been exhausted, used machinery dealers or brokers usually become the buyer pool. These are speculative purchasers, who acquire machinery in anticipation of its future resale. In addition to removal costs, dealers will consider their holding costs, including warehousing, marketing, and warranty expense, as well as profit motive, in the amount they will pay.
The seller is afforded more flexibility to locate a qualified buyer when the assets are sold through an orderly liquidation process or fair market transaction. In many cases, additional time is required to find buyers that have a specific application for the assets being sold. When assets have a more specific intended use, locating qualified buyers can be a more time-consuming process. Having more time to locate qualified buyers should help to enhance the sale proceeds realized.
It is important to note that sometimes there could be little or no difference between orderly liquidation values and fair market values. Where there is no identifiable market for the assets being sold, it will not matter how much time is available to solicit purchasers. In both sale scenarios the assets will have little or no value. Similarly, there may be instances where high demand for a machine would dictate little difference between orderly liquidation value and fair market value.
Orderly liquidation value recognizes that the assets are being sold “as is, where is”. “As is” means that the equipment is offered for sale without any warranties, guarantees, or representations of fitness for use. There is also no right of recourse by the buyer to the seller. If there are any defects in the machinery, they will need to be identified by the buyers, who will then have to remedy or repair them at their own expense. This creates a “buyer beware” situation that can have an adverse impact on the salability of the machinery, given alternative equipment that may be available in the market from other sources.

The “where is” component of the orderly liquidation definition means that the assets are being sold to be removed at the risk and expense of the buyer. This removal concept means that any expenditure that has been made for the installation of the equipment will be totally lost. This is similar in concept to fair market value.
A number of factors currently influence the value for used construction equipment and rolling stock (excavators, backhoes, loaders, mixer trucks, etc.) utilized by Meadow Valley. First, the market for this equipment has been weakened by the declining U.S. housing market, with the greatest impact felt in California and Florida, where prices were the most inflated. Those assets specifically used within the stone, asphalt, and cement industries, like many employed by Meadow Valley and Ready-Mix, have experienced the greatest loss in value. Offsetting this decline is export demand from China and India, which have increased dramatically due to the depreciation of the dollar. Additionally, companies involved in governmental construction have seen consistent demand and pricing for machinery thus Meadow Valley should be relatively insulated given its position in the market place as a government service provider. Ready Mix, on the other hand, with deep ties to the housing market may experience lesser proceeds for its assets in the event of a duress sale. Finally, all of the construction equipment assets are highly marketable to a variety of industries for a number of different purposes, which increases the pool of qualified buyers willing to complete a transaction and lessens some of the impact that would be felt by placing a large quantity of similar assets on the market concurrently.
Similar to the market for construction equipment, the market for aggregate equipment and concrete batch plants has been adversely affected by the housing decline. Original equipment manufacturers and used dealers are reporting a drop in orders and sale proceeds; however, the late model nature and good condition of the equipment employed by Meadow Valley should allow for the assets to be sold for satisfactory proceeds in the event of a duress sale or market transaction. Alternatively, the market for asphalt equipment was reported as favorable by participants both in the new and used equipment markets, especially for assets like the portable self erect style plant utilized in Arizona. The rising cost of copper and steel along with the excellent condition of the assets further enhances the potential proceeds for this plant and is reflected in the values presented in this report.
In light of these factors, it will be very important that the seller have reasonable and realistic expectations regarding the value of the subject assets if they are offered for sale. In some cases, the machinery ultimately may need to be placed on the market at a level that will motivate prospective purchasers who may not have an immediate need for the capacity to buy, or it will not sell.

In practice, potential prices could vary dramatically for similar types of machines. The late-model, more productive assets should sell relatively quickly at reasonable sale prices. Inferior machinery will be more difficult to sell. As the market becomes saturated, prices will typically decline. If the market is comprised of speculators, the values realized will be even lower.
Significant research has been conducted to gather information to assist in the analysis of the salability and potential value of the subject assets. Every effort has been made to reach value conclusions that are supportable and representative of the market as it currently exists, based on the best information available. However, the subjective judgment of the appraisers has been applied in assigning value estimates to equipment that exhibits duplication and/or quantities, or that is more specialized.
It should be clearly understood that in an orderly liquidation proceeding or fair market transaction, certain machines might sell for more than the estimated values presented in this report, while others could sell for less. However, it is very much the opinion of the appraisers that, on an overall basis, the value conclusions are representative of the current market for the assets under the confines of the orderly liquidation value and fair market value definitions.
Estimated Liquidation Expenses and Net Valuation
The Client asked AccuVal to estimate the expenses that will be incurred to sell the assets in an orderly liquidation. These include direct expenses and commissions for a sale, which act as a deduction from the gross value estimates expressed in the appraisal. This provides an estimated net orderly liquidation value conclusion.
Note that the development of the expense estimate excludes consideration of the following:
•	Real property holding costs, legal fees, taxes, regulatory considerations, secured lender expenses, lease termination fees, debt service, other professional fees, or other expenses not specifically identified herein.

•	Environmental considerations, including property or equipment clean up, special handling, remediation, disposal, or other potential environmental liabilities.

•	Removal costs associated with personal property that may not have sold, or that was abandoned in place.
The estimate of orderly liquidation sale expenses was developed with the assistance of LiquiTec Industries, Incorporated (LiquiTec), an industrial and capital asset liquidation and auction firm related to AccuVal. This estimate is not a proposal for a sale; it is only a guide to probable sale expenses.

Direct expenses include advertising, labor, and travel. Properly advertising the assets attracts the largest number of qualified buyers. Display advertisements would be placed in newspapers and trade publications with national circulation. Color brochures that include photographs of the major equipment and complete descriptions of all of the assets would be directed to buyers that use similar equipment and dealers and brokers active in the used machinery market for the assets.
Labor expenses include preparing the assets for sale, which entails cleaning, organizing, lotting, tagging, and cataloging the equipment. Note that this cleaning involves general housekeeping only, and does not include the expense that might be incurred to ensure that the equipment is properly taken off-line or for the proper disposal of any remaining process materials. Other direct labor expense will be incurred for sale site security and sale management, supervision, and administration. Travel, lodging, and sustenance expense will also be incurred for on-site personnel throughout the sale process.
It is estimated that advertising, labor, and travel expenses for an orderly liquidation sale would be $195,000. This does not include other expenses that might be incurred for any environmental remediation and/or material disposal, property taxes, insurance, utilities, maintenance, or outside legal and other consulting fees.
In an orderly liquidation sale, LiquiTec or another auctioneer is reimbursed by the seller for direct sale expenses, and is also compensated by the seller with a commission that is paid as a percentage of the gross sale proceeds. Given the scope of the assets to be sold, the applicable commission would be 3%. This must be deducted from the sale proceeds.
The following table provides a recap of the gross value estimated in the appraisal, a summary of the estimated sale expenses, and the resulting estimated net orderly liquidation value.
Net Valuation — Meadow Valley Corporation

Orderly Liquidation
Value
Gross Valuation	$24,279,100
Estimated Expenses	($195,000)
Commission (3% of Gross Value)	($728,373)

Net Conclusions	$23,355,727
Net Conclusions, Rounded	$23,355,000

Meadow Valley Corporation
Ready Mix, Inc.
109 W. Delhi Avenue
Las Vegas, Nevada

Appraisal
Meadow Valley Corporation
Ready Mix, Inc.
109 W. Delhi Avenue
Las Vegas, Nevada
Machinery & Equipment

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

1	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT9VC027118, Asset #2465; 8,412 Hours Indicated; with McNeilus 11-Cu. Yard Mixer Body	$ ****	$ ****

2	1-	2007 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT87J411648, Asset #5528; with McNeilus 11-Cu. Yard Mixer Body; (Mixer Totaled; Not In Service; Appraised As Inoperable; Leased)	—	—

3	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT1VC07143, Asset #2431; 2,782 Hours Indicated; with McNeilus 11-Cu. Yard Mixer Body, S/N 42882-08967	****	****

4	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT4VC029178, Asset #2461; with McNeilus 11-Cu. Yard Mixer Body, S/N 42877-08956	****	****

5	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2WHTTWAHT7VC027120, Asset #2464; with McNeilus 11-Cu. Yard Mixer Body	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

6	1-	2003 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT73J014179, Asset #2492; with McNeilus 11-Cu. Yard Mixer Body, S/N 64937-20171; (Leased)	—	—

7	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT0VC027010, Asset #2454; 2,155 Hours Indicated; with McNeilus 11-Cu. Yard Mixer Body, S/N 42868-08952	****	****

8	1-	2006 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT66J256577, Asset #5516; with McNeilus 11-Cu. Yard Mixer Body, S/N 77729-26402; (Leased)	—	—

9	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2WHTTWAHT3VC029172, Asset #2457; 2,414 Hours Indicated; with McNeilus 11-Cu. Yard Mixer Body, S/N 42873-08955	****	****

10	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAH8VC027016, Asset #2432; with McNeilus 11-Cu. Yard Mixer Body, S/N 43098-09058	****	****

11	1-	2005 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT85J128128, Asset #5509; with McNeilus 11-Cu. Yard Mixer Body, S/N 73113-24305; (Leased)	—	—

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

12	1-	2007 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT47J411645, Asset #5526; 26,360 Miles Indicated; with McNeilus 11-Cu. Yard Mixer Body, S/N 81211-30314; (Leased)	—	—

13	1-	2007 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHTX7J411648, Asset #5529; with McNeilus 11-Cu. Yard Mixer Body, S/N 81271-30346; (Leased)	—	—

14	1-	2007 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHTX7J411651, Asset #5532; with McNeilus 11-Cu. Yard Mixer Body, S/N 81090-35248; (Leased)	—	—

15	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2WHTTWATT5VC017208, Asset #2442; with McNeilus 11-Cu. Yard Mixer Body, S/N 43026-09024	****	****

16	1-	2003 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT03J014184, Asset #2490; with McNeilus 11-Cu. Yard Mixer Body, S/N 64876-20142; (Leased)	—	—

17	1-	2006 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT06J256574, Asset #5522; with McNeilus 11-Cu. Yard Mixer Body, S/N 77715-26395; (Leased)	—	—

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

18	1-	2006 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT06J327501, Asset #5519; with McNeilus 11-Cu. Yard Mixer Body; (Leased)	—	—

19	1-	2005 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT95J128123, Asset #5508; with McNeilus 11-Cu. Yard Mixer Body; (Leased)	—	—

20	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHTXVC029170, Asset #2458; with McNeilus 11-Cu. Yard Mixer Body	****	****

21	1-	2000 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT91J005416, Asset #2485; with McNeilus 11-Cu. Yard Mixer Body	****	****

22	1-	Landa Model SLT8-30842E Pressure Washer, S/N 100004; 7.8 GPM, 3,000 psi; with 500-Gallon Plastic Water Tank	****	****

23	1-	Model WT0614STC 15’ Flatbed Trailer, S/N 109FS14237U021191, (2007); Dual Axle; with Metal Decking	****	****

24	1-	Caterpillar Model 950B 4-Wheel Drive Articulated Wheel Loader, S/N 31R00591, (1982); 3 Hours Indicated, 108” Bucket Width, Caterpillar Diesel Engine; with EROPS	****	****

25	1-	Estimated 36”W x 40’L Power Belt Conveyor; Manufacturer, Model, and S/N Unknown; with Feed Hopper	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

26	1-	Estimated 36”W x 90’L Stacker Power Belt Conveyor; Manufacturer, Model, and S/N Unknown; Radial Type	****	****

27	1-	Komatsu Model WA400 4-Wheel Drive Articulated Wheel Loader; Hours Unknown, 114” Bucket Width, Komatsu Diesel Engine; with EROPS	****	****

28	1-	Skyjack Model SJB-46TK-RJ Aerial Lift, S/N 94213; 500-Lb. Platform Capacity, 46’ Lift Height	****	****

29	1-	Roto-Reclaimer Reclaimer; (Not In Operation; Appraised As Inoperable)	No Value	No Value

30	1-	Supervault 15,000-Gallon Diesel Fuel Tank; Carbon Steel	****	****

31	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT9VC029175, Asset #2450; with McNeilus 11-Cu. Yard Mixer Body, S/N 43165-09095	****	****

32	1-	2007 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT87J411650, Asset #5531; with McNeilus 11-Cu. Yard Mixer Body, S/N 81087-30246; (Leased)	—	—

33	1-	2006 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT76J256572, Asset #5517; with McNeilus 11-Cu. Yard Mixer Body, S/N 77674-26377; (Leased)	—	—

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

34	1-	Perkins 100-kW Portable Generator; Model and S/N Unknown	****	****

35	1-	Cummins Model 150 150-kW Portable Generator; Model and S/N Unknown	****	****

36	1-	2007 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT17J411652, Asset #5533; with McNeilus 11-Cu. Yard Mixer Body, S/N 81255-30340; (Leased)	—	—

37	1-	2005 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT45J052519, Asset #5500; with McNeilus 11-Cu. Yard Mixer Body, S/N 72419-23953; (Leased)	—	—

38	1-	2005 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT55J052528, Asset #5504; with McNeilus 11-Cu. Yard Mixer Body, S/N 72340-23916; (Leased)	—	—

39	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT1VC029185, Asset #2459; 9,952 Hours Indicated; with McNeilus 11-Cu. Yard Mixer Body	****	****

40	1-	1999 Kenworth Model W900 Conventional Tractor, VIN 1XKWDB9X2XR796013, Asset #5013; 459,343 Miles Indicated, Dual Axle	****	****

41	1-	2004 Heil Model 10004/CFM 1,040-Cu. Foot Bulk Trailer, VIN 5HTSN4123V7T05049; 70,000 GVWR, Dual Axle	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

42	1-	1996 Fruehauf 4,100-Cu. Foot Bulk Trailer, VIN 4J8B05410VT007701	****	****

43	1-	2000 Troxell Bulk Trailer, VIN 1T9SS531X4B719099	****	****

44	1-	Allmand Light Plant, S/N 0301PR001	****	****

45	1-	Estimated 20’L x 9’6”H Storage Container	****	****

46	1-	Whiteman Portable Cement Mixer	****	****

47	1-	Besser Model M-12 12-Yard Portable Concrete Batch Plant, S/N 4022-30434-1-2-3-4-5, (1996); 230 Yards/Hour; To Include:	****	****
(4) Aggregate Hoppers; 15 Tons
(5) Fixed Aggregate Hopper Feed Conveyors; 24”W x 75’L
(1) 50,000-Lb. Aggregate Weigh Batch Hopper
(1) Under Weigh Batch Hopper Feed Conveyor; 36”W x 40’L
(1) 15-Ton Feed Hopper; 5- Compartment
(1) Silo; 140 Ton Capacity, 12’ x 50’
(1) Silo; 50 Ton Capacity, 12’ x 20’
(1) Cement Weight Batch Hopper; 10,000 Lb. Capacity
(1) Blower
(1) Dust Collector, 30 hp; 60-Bag; with Blower
(1) Aceco Model Scorpion Batch Control System
(1) Power Flame Model CR2-0A Boiler, S/N 120415701, 3/4 hp
(2) Ingersoll Rand Model 7100 Air Compressors, S/N 30T881137, and S/N 00003178, 15 hp

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

48	1-
2006 Ford Model F-550 Cab & Chassis Truck, VIN 1FDAF56PX6ED88527, Asset #2503; 19,426 Miles Indicated; with Dominator Service Bed; IMT Model 3820 Crane Attachment; IMT Air Compressor; and Miller Model Bobcat 250 Welder/Generator, S/N LG093918, 250 Amp
			****	****

49	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT2VC027123, Asset #2443; with McNeilus 11-Cu. Yard Mixer Body; (Not Inspected)	****	****

50	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT3VC017210, Asset #2453; with McNeilus 11-Cu. Yard Mixer Body; (Not Inspected)	****	****

51	5-
1997 International Model 5500I Conventional 6X4 Mixer Trucks, VIN 2HTTWAHT7VC017209, Asset #2455; VIN 2HTTWAHT6VC027013, Asset #2462; and VIN 2HTTWAHT1VC029176, Asset #2467; Each with McNeilus 11-Cu. Yard Mixer Body; (Not Inspected) Each Value: $22,000/$25,000
			****	****

52	2-	1986 Peterbilt Model 349A Conventional Tractors, VIN 1XP4L59X7GP193771, Asset #2473; and VIN 1XP4LA9X5GP202640, Asset #2474; (Not Inspected) Each Value: $5,000/$5,500	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

53	10-
2000 International Model 5500I Conventional 6X4 Mixer Trucks, VIN 1HTXLAHT5YJ005147, Asset #2476; VIN 1HTXLAHT5YJ005150, Asset #2477; VIN 1HTXLAHT0YJ005153, Asset #2478; VIN 1HTXLAHT9YJ005054, Asset #2479; VIN 1HTXLAHT0YJ004990, Asset #2480; VIN 1HTXLAHT6YJ004993, Asset #2482; VIN 1HTXLAHT8Y004994, Asset #2483; VIN 1HTXLAHT71J005415, Asset #2484; VIN 1HTXLAHTX1J005490, Asset #2486; and VIN 1HTXLAHT21J005550, Asset #2487; Each with McNeilus 11-Cu. Yard Mixer Body; (Not Inspected) Each Value: $35,000/$40,000
			****	****

54	5-	2003 International Model 5500I Conventional 6X4 Mixer Trucks, VIN 1HTXLAHT93J014183, Asset #2488; VIN 1HTXLAHT93J014202, Asset #2489; VIN 1HTXLAHT13J068562, Asset #2491; VIN 1HTXLAHT53J014181, Asset #2493; and VIN 1HTXLAHT73J014182, Asset #2494; Each with McNeilus 11-Cu. Yard Mixer Body; (Leased)	—	—

55	3-	2004 International Model 5500I Conventional 6X4 Mixer Trucks, VIN 1HTXLAHT44J087253, Asset #2496; VIN 1HTXLAHT24J087252, Asset #2497; and VIN 1HTXLAHT54J084779, Asset #2498; Each with McNeilus 11-Cu. Yard Mixer Body; (Leased)	—	—

56	1-	1996 Ranco Dolly Trailer, VIN 1R9SP150XVL008062, Asset #2597; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

57	2-	1999 Kenworth Model W900 Conventional Tractors, VIN 1XKWDB9X1YR860513, Asset #2598; and VIN 1XKWDB9X8YR860508, Asset #2599; (Not Inspected) Each Value: $18,000/$20,000	****	****

58	2-	1997 Kenworth Model T800 Conventional Tractors, VIN 1XKDDB9X6VR758577, Asset #2702; and VIN 1XKDDB9X8VR758581, Asset #2706; (Not Inspected) Each Value: $5,000/$6,000	****	****

59	3-	1996 Ranco Dolly Trailers, VIN 1R9BSB604VL008738, Asset #2758; VIN 1R9BSB608VL008712, Asset #2759; and VIN 1R9SP1502VL008072, Asset #2760; (Not Inspected) Each Value: $5,000/$6,000	****	****

60	3-	1998 Ranco Dolly Trailers, VIN 1R9BSB609WL008820, Asset #2761; VIN 1R9BSB608WL008825, Asset #2762; and VIN 1R9SP1501WL008078, Asset #2763; (Not Inspected) Each Value: $5,000/$6,000	****	****

61	19-
1999 Ranco Dolly Trailers, VIN 1R9BSC30XXL008580, Asset #2764; VIN 1R9BSB302XL008583, Asset #2765; VIN 1R9SP1509XL008119, Asset #2766; VIN 1R9SC307XL008620, Asset #2767; VIN 1R9BSB3308XL008622, Asset #2768; VIN 1R9SP1509XL008122, Asset #2769; VIN 1R9SP1508XL008113, Asset #2772; VIN 1R9BSC301XL008581, Asset #2776; VIN 1R9BSB304XL008584, Asset #2777; VIN 1R9SP1505XL008120, Asset #2778; VIN 1R9BSC307XL008125, Asset #2779; VIN 1R9BSB306XL008649, Asset
			****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

#2780; VIN 1R9SP1504XL008125, Asset #2781; VIN 1RBSC309XL008621, Asset #2782; VIN 1R9BSB30XXL008623, Asset #2783; VIN 1R9SP1500XL008123, Asset #2784; VIN 1R9BSC303XL008582, Asset #2785; VIN 1R9BSB306XL0085585, Asset #2786; and VIN 1R9SP1507XL008121, Asset #2787; (Not Inspected) Each Value: $6,000/$7,000

62	1-	1994 Ranco Dolly Trailer, VIN 1R9BSB305RL008080, Asset #2773; (Not Inspected)	****	****

63	1-	1998 Ranco Dolly Trailer, VIN 1R9BSB606WL008970, Asset #2774; (Not Inspected)	****	****

64	1-	1997 Ranco Dolly Trailer, VIN 1R9SP1509VL008070, Asset #2793; (Not Inspected)	****	****

65	1-	1991 Kenworth Model W900 Conventional Tractor, VIN 1XKADR9X3MS55604, Asset #5002; (Not Inspected)	****	****

66	1-	1999 Kenworth Model W900 Conventional Tractor, VIN 1XKWDB9X5XR779741, Asset #5003; (Not Inspected)	****	****

67	1-	2001 Kenworth Model W900 Conventional Tractor, VIN 1XKWDB0X01R860084, Asset #5004; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

68	1-	1999 Kenworth Model W900 Conventional Tractor, VIN 1XKWDB9X4XR796255, Asset #5014; (Not Inspected)	****	****

69	7-
2006 Kenworth Model W900 Conventional Tractors, VIN 1XKWDB0XX6R151900, Asset #5050; VIN 1XKWDB0X16R151901, Asset #5051; VIN 1XKWDB0X56R155143, Asset #5056; VIN 1XKWDB0X76R155144, Asset #5057; VIN 1XKWDB0X06R155146, Asset #5059; VIN 1XKWDB0X26R155147, Asset #5060; and VIN 1XKWDB0X46R155148, Asset #5061; (Not Inspected) Each Value: $60,000/$65,000
			****	****

70	8-
2006 Beall Trailers, VIN 1BN2B31376B008342, Asset #5052; VIN 1BN1B34586B008343, Asset #5053; VIN 1BN2B31336B008340, Asset #5054; VIN 1BN1B34546B008341, Asset #5055; VIN 1BN2P40256B008324, Asset #5062; VIN 1BN1P34416B008323, Asset #5063; VIN 1BN2P40256B008322, Asset #5064; and VIN 1BN1P34456B008325, Asset #5065; (Not Inspected) Each Value: $30,000/$35,000
			****	****

71	8-
2007 Beall Trailers, VIN 1BN2P40277B008326, Asset #5066; VIN 1BN1P34477B008327, Asset #5067; VIN 1BN2P40207B008328, Asset #5068; VIN 1BN1P34407B008329, Asset #5069; VIN 1BN2P40297B008330, Asset #5070; VIN 1BN1P34497B008331, Asset #5071; VIN 1BN2P40227B008332, Asset #5072; and VIN 1BN1P34427B008333, Asset #5073;
			****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

(Not Inspected) Each Value: $30,000/$35,000

72	1-	2007 Kenworth Model T300 Cab & Chassis Truck, VIN 2NKMHZ7X37M173707, Asset #5074; with Service Bed; (Not Inspected)	****	****

73	1-	2005 International Model 7400 Tandem Axle Conventional Tractor, VIN 1HTWDAAN55J174522, Asset #5075; (Not Inspected)	****	****

74	11-	2005 International Model 5500I Conventional 6X4 Mixer Trucks, VIN 1HTXLAHT05J039654, Asset #5501; VIN 1HTXLAHT05J052534, Asset #5502; VIN 1HTXLAHT55J052531, Asset #5503; VIN 1HTXLAHT45J141751, Asset #5505; VIN 1HTXLAHT25J141716, Asset #5506; VIN 1HTXLAHTX5J128115, Asset #5507; VIN 1HTXLAHT55J128118, Asset #5510; VIN 1HTXLAHTX5J128132, Asset #5511; VIN 1HTXLAHT75J141744, Asset #5512; VIN 1HTXLAHT55J128121, Asset #5513; and VIN 1HTXLAHT25J141750, Asset #5514; Each with McNeilus 11-Cu. Yard Mixer Body; (Leased)	—	—

75	6-	2006 International Model 5500I Conventional 6X4 Mixer Trucks, VIN 1HTXLAHT56J256571, Asset #5515; VIN 1HTXLAHT96J327500, Asset #5518; VIN 1HTXLAHT06J327501, Asset #5520; VIN 1HTXLAHT36J239512, Asset #5521; VIN 1HTXLAHTX6J256579, Asset #5523; and VIN 1HTXLAHT26J327502, Asset #5524; Each with McNeilus 11-Cu. Yard Mixer Body; (Leased)	—	—

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

76	4-	2007 International Model 5500I Conventional 6X4 Mixer Trucks, VIN 1HTXLAHT27J411644, Asset #5525; VIN 1HTXLAHT67J411646, Asset #5527; VIN 1HTXLAHT17J411649, Asset #5530; and VIN 1HTXLAHT37J411653, Asset #5534; Each with McNeilus 11-Cu. Yard Mixer Body; (Leased)	—	—

77	1-	2005 Dodge Model Ram 2500 Quad Cab Pickup Truck, VIN 1D7KS28D25J550684, Asset #2407; 61,200 Miles Reported; (Not Inspected)	****	****

78	1-	2005 Dodge Model Ram 2500 Quad Cab Pickup Truck, VIN 1D7HA18N0S169653, Asset #2412; 69,500 Miles Reported; (Not Inspected)	****	****

79	1-	2005 Dodge Model Ram 1500 Quad Cab Pickup Truck, VIN 1D7HA18N15S301061, Asset #5702; 93,600 Miles Reported; (Not Inspected)	****	****

80	1-	2001 Ford Model F-150 Pickup Truck, VIN 1FTRX18W11NA23311, Asset #2168; 125,800 Miles Reported; (Not Inspected)	****	****

81	1-	2006 Dodge Model Ram 1500 Quad Cab Pickup Truck, VIN 1D7HA18236S700044, Asset #2421; Mileage Unknown; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

82	2-
2007 Dodge Model Ram 1500 Quad Cab Pickup Trucks, VIN 1D7HA18277J501781, Asset #2618; and VIN 1D7HA18217J501775, Asset #2616; 20,600 and 20,100 Miles Reported; (Not Inspected) Each Value: $16,500/$18,500
			****	****

83	1-	2007 Dodge Model Ram 2500 Quad Cab Pickup Truck, VIN 1D7KS28C17J509814, Asset #2619; 30,700 Miles Reported; (Not Inspected)	****	****

84	1-	2004 Dodge Model Ram 1500 Quad Cab Pickup Truck, VIN 1D7HA18D54J229843, Asset #2404; 99,386 Miles Reported; (Not Inspected)	****	****

85	1-	2007 Dodge Model Ram 2500 Mega Cab Pickup Truck, VIN 3D7KR29A07G828809, Asset #2416; 100 Miles Reported; (Not Inspected)	****	****

86	1-	2005 Dodge Model Ram 2500 Mega Cab Pickup Truck, VIN 3D7KR28D45G776156, Asset #2409; 55,000 Miles Reported; (Not Inspected)	****	****

87	1-	2005 Dodge Model Ram 1500 Quad Cab Pickup Truck, VIN 1D7HU18N15S144851, Asset #2414; Mileage Unknown; (Not Inspected)	****	****

88	1-	2008 Dodge Model Ram 2500 Mega Cab Pickup Truck, VIN 3D7KS29A78G106890, Asset #2415; 100 Miles Reported; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

89	1-	2005 Dodge Model Durango SLT Sport Utility Vehicle, VIN 1D4HD48N85F551668, Asset #2411; Mileage Unknown; (Not Inspected)	****	****

90	1-	2005 Dodge Model Durango SLT Sport Utility Vehicle, VIN 1D8HD48055F564710, Asset #5700; 43,540 Miles Reported; (Not Inspected)	****	****

91	1-	2007 Dodge Model Ram 2500 Quad Cab Pickup Truck, VIN 3D7KR28D87G740344, Asset #2617; 14,765 Miles Reported; (Not Inspected)	****	****

92	1-	2005 Chevrolet Model 300C Automobile, VIN 2C3JA63H65H628383, Asset #2410; Mileage Unknown; (Not Inspected)	****	****

93	1-	2005 Dodge Model Ram 1500 Quad Cab Pickup Truck, VIN 1D7HA18N15S148956, Asset #2413; 80,786 Miles Reported; (Not Inspected)	****	****

94	1-	2005 Dodge Model Ram 1500 Quad Cab Pickup Truck, VIN 1D7HA18NX5S301060, Asset #5701; 57,000 Miles Reported; (Not Inspected)	****	****

	Total Appraised Values —		$2,821,950	$3,229,500

Meadow Valley Corporation Ready Mix, Inc. 109 W. Delhi Avenue Las Vegas, Nevada

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Meadow Valley Corporation
Ready Mix, Inc.
Highway 95 at Highway 156
Lee Canyon, Nevada

Appraisal

Meadow Valley Corporation
Ready Mix, Inc.
Highway 95 at Highway 156
Lee Canyon, Nevada

Machinery & Equipment

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

95	1-	Superior Model 36X95 PRSC 36”W x 95’L Radial Stacker Power Belt Conveyor, S/N 6604	$ ****	$ ****

96	1-	Goodfellow 30”W x 80’L Power Belt Conveyor, S/N 3080C06502, (2006)	****	****

97	1-	Kolberg Model Series 31 36”W x 100’L Stacker Conveyor, S/N 406950; Job Order # 603011	****	****

98	1-	Goodfellow 36”W x 40’L Power Belt Conveyor, S/N 3640S06501, (2006)	****	****

99	1-	Trio Mfg. Co. 30”W x 80’L Radial Stacker Conveyor, S/N S010449	****	****

100	1-	Goodfellow 36”W x 100’L Power Belt Conveyor, S/N 30100C06503, (2006)	****	****

101	3-	Superior 30”W x 50’L Power Belt Conveyors, S/N 6601; S/N 6602; and S/N 6603 Each Value: $8,000/$10,000	****	****

102	1-	Goodfellow 36”W x 40’L Power Belt Conveyor, S/N 3640S06497, (2006)	****	****

103	1-	Goodfellow 36”W x 60’L Power Belt Conveyor, S/N 3660S06500, (2006)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Lee Canyon, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

104	1-	Texas Crusher Model 2004-600 Impact Crusher, S/N 2006-289, (2006), 600 hp	****	****

105	1-	Goodfellow 36”W x 40’L Power Belt Conveyor, S/N 3640S06498, (2006)	****	****

106	1-	Superior 30”W x 90’L Stationary Stacker Power Belt Conveyor, S/N 6622	****	****

107	1-	Superior 36”W x 55’L Tunnel Power Belt Conveyor, S/N 6605	****	****

108	2-	Trio Mfg. Co. Model TTCW3618 36” x 18’ Twin Course Material Washers, S/N TTCW3618-034; and S/N TTCW3618- 049, (2006) Each Value: $25,000/$30,000	****	****

109	1-	Cedar Rapids Model TSS7203 Twin Sand Screw, S/N 5318, (2005)	****	****

110	1-	Trio Mfg. Co. Model TTW4432 44” x 32’ Twin Fine Material Washer, S/N TTW4432-055, (2006)	****	****

111	1-	Goodfellow 36”W x 60’L Power Belt Conveyor, S/N 3660S06499, (2006)	****	****

112	1-	AZ Fab Model AFTW038 Cyclone, S/N TWC015, (2006)	****	****

113	1-	AZ Fab Model AFDC275 Twin Shaft Cell Scrubber, S/N DAC2030, (2006)	****	****

114	1-	Trio Mfg. Co. Model TSW5434 55” x 34’ Single Fine Material Washer, S/N TSW5434-048, (2005)	****	****

115	1-	AZ Fab Dewatering Screen, S/N DWS6050, (2006)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Lee Canyon, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

116	1-	AZ Fab 127,000-Gallon Thickener Tank, S/N THK030, (2006); Bolted Steel Construction	****	****

117	1-	35-kW Generator, S/N F060930512, (2006)	****	****

118	1-	Cummins 100-kW Generator, S/N D060911942, (2006)	****	****

119	1-	2005 International Model 7400 DT466 Cab & Chassis Truck, VIN 1HTWDAAN55J174522; 44,637 Miles Indicated; with IMT Service Body; IMT Model 625 Crane; and Miller Model Bobcat 250 Welder	****	****

120	1-	Komatsu Model SK820 Skid Steer Loader, S/N 0001242; 780 Hours Indicated	****	****

121	1-	Supervault 15,000-Gallon Diesel Fuel Tank, S/N 106006; Carbon Steel	****	****

122	1-	AZ Fab Model AFF6010 97,000-Gallon Water Tank, S/N FWT027; Bottled Steel Construction	****	****

123	1-	Godwin Model Dri-Prime 6” Pump; John Deere Engine, S/N PE4045D543381	****	****

124	1-	36”W x 50’L Power Belt Conveyor, S/N 9- 30-7584-AA; (Transferred from Moapa)	****	****

125	1-	JCI Model 5162-32HS 5’ x 16’ Dry Screen, S/N S061806, (2005)	****	****

126	1-	Goodfellow 36”W x 100’L Power Belt Conveyor, S/N 36100C06505, (2006)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Lee Canyon, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

127	1-	Goodfellow 36”W x 60’L Power Belt Conveyor, S/N 3660S06499, (2006)	****	****

128	1-	Kolberg Model Series 31 36”W x 100’L Stacker Conveyor, S/N 406948; Job Order # 603011	****	****

129	1-	Goodfellow 30”W x 90’L Power Belt Conveyor, S/N 3090C07544, (2006)	****	****

130	1-	Goodfellow 36”W x 100’L Power Belt Conveyor, S/N 36100C06506, (2006)	****	****

131	1-	Trio Mfg. Co. Model TF4620 46’ x 20’ Vibrating Grizzly Feeder, S/N TF4620- 046, (2006)	****	****

132	1-	Trio Mfg. Co. Model CT1252 12’ x 52’ Jaw Crusher, S/N CT1252-224, (2007)	****	****

133	1-	Sky Trak Model 10042 10,000-Lb. Rough Terrain Lift Truck, S/N P6919T1934, (1997); 8,373 Hours Indicated; with 3- Section Boom	****	****

134	1-	Goodfellow 36”W x 100’L Power Belt Conveyor, S/N 36100C06504, (2006)	****	****

135	1-	Airway 150-Ton Truck Scale, S/N AQ7822-1; with 10’ x 120’ Above Ground Platform	****	****

136	1-	2006 Komatsu Model D375A-5 Standard Crawler Tractor, VIN 18629; Hours Unknown, 24” Track Shoe Width, Komatsu Diesel Engine; with 98” Track Gauge; Tilt; and EROPS	****	****

137	1-	Atco 12’ x 56’ Scale, (1990)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Lee Canyon, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

138	2-	42’ Storage Containers; with(1) 28’ Storage Container Addition Each Value: $2,000/$2,500	****	****

139	1-	Fruehauf Model F49G-F2-45W 42’ Storage Van Trailer, VIN CHV3070-63	****	****

140	1-	Con-E-Co Model 427 Lo Pro 12-Yard Portable Concrete Batch Plant, S/N C8221L, (2005); To Include:	****	****
(1) Superior Feeder; 10’ x 12’, Welded Steel Construction
(1) Superior Model 30X80PRSC Stacker Conveyor, S/N 6088; 30“W x 80’L, Radial Type
(2) Con-E-Co Aggregate Bins; 4- Compartment
(1) Con-E-Co Model HSA012 Aggregate Batcher, S/N 08221; 12 Cu. Yd., 40,000 Lb. Capacity
(1) Con-E-Co Cement Bin, S/N LP427 C8221; 1,708 Cu. Foot
(1) Aggregate Conveyor; 36” x 60’L, 1,100 Tons/Hour
(1) Fly Ash Silo
(1) Dust Collector
(1) Ingersoll-Rand Horizontal Tank Mounted Air Compressor
(1) Single Line Filler

141	1-	Cummins 800-kW Generator, S/N K050854738	****	****

142	1-	Cummins Model DFEK5773984 1,500- kW Generator, S/N A070005874	****	****

143	1-	2004 Troxell 160-Ton Bulk Trailer, VIN 1T9SS53164B719083	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Lee Canyon, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

144	1-	2006 Retesa 160-Ton Bulk Trailer, VIN 3R9T215516M001838	****	****

145	1-	2007 Kenworth Model T300 Cab & Chassis Truck, VIN 2NKMH27X37M173704; 973 Miles Indicated; with Service Body	****	****

146	1-	Estimated 42’ Batch Office Trailer, S/N 13076; (Not Inspected)	****	****

147	1-	Pearson Model PH1390 20,000-Gallon Tank, S/N 3304Q00199; Carbon Steel, Temperature Controlled	****	****

148	1-	Addmix 20’L Storage Container, S/N 695885, (1995)	****	****

149	1-	Ingersoll-Rand Model VR90B 9,000-Lb. Rough Terrain Diesel Lift Truck, S/N 145380; 6,220 Hours Indicated	****	****

150	1-	Conex 18’L Box Shop Storage Container, S/N 240698, (1993)	****	****

151	1-	Conex 18’L Box Storage Storage Container, S/N 201212, (1995)	****	****

152	1-	1985 Peterbilt Model 349 4,000-Gallon Water Truck, VIN 1XP4L59X7GP193771; 48,130 Miles Indicated, Dual Axle; with 4,000-Gallon Tank	****	****

153	1-	Caterpillar Model 970F 4-Wheel Drive Articulated Wheel Loader, S/N 7SK01085, (1998); 17,647 Hours Indicated, 120” Bucket Width, Caterpillar Diesel Engine, with EROPS	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Lee Canyon, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

154	1-	Allmand Light Plant, S/N 0008NLP37	****	****

155	1-	Supervault 10,000-Gallon Diesel Fuel Tank; Welded Steel Construction; with Trailer	****	****

156	1-	Can-Car 45’ Van Trailer, VIN 9I004	****	****

157	1-	Fab Tec 36”W x 50’L Power Belt Conveyor, S/N 36-50-105-91	****	****

158	1-	Crusher Systems 36”W x 60’L Power Belt Conveyor, S/N 91576	****	****

159	1-	24”W x Estimated 60’L Power Belt Conveyor	****	****

160	1-	Portable Power Screen; with Estimated 48”W x 24’L Power Belt Conveyor	****	****

161	1-	Gator Incline Screen, S/N 9-9396-AA; with Estimated 36”W x 40’ Power Belt Conveyor	****	****

162	1-	Superior Model 30X80PRSC 30”W x 80’L Power Belt Conveyor, S/N 3763	****	****

163	1-	Peerless Model 14MD-3 Turbo Pump, S/N 686973; 3,000 GPM	****	****

164	1-	Miller Model Bobcat 250 250-Amp Welder Generator, S/N LG016725, (2006)	****	****

165	1-	Ingersoll-Rand Model T57 Reciprocating Air Compressor, S/N 79950, 12-1/2 hp	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Lee Canyon, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

166	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT0VC027122, Asset #2449; 8,346 Hours Indicated; with 11-Cu Yard McNeilus Mixer Body, S/N 42920-08972	****	****

167	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHTXVC027015, Asset #2452; 4,614 Hours Indicated; with 11-Cu. Yard McNeilus Mixer Body, S/N 42860-08945	****	****

168	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT3VC029169, Asset #2438; 330 Hours Indicated; with 11-Cu. Yard McNeilus Mixer Body, S/N 43145-09084	****	****

169	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT4VC027009, Asset #2434; Hours Unknown; with 11-Cu. Yard McNeilus Mixer Body	****	****

170	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT0VC029176, Asset #2469; 6,529 Hours Indicated; with 11-Cu. Yard McNeilus Mixer Body, S/N 43133-08079	****	****

171	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT8VC027143, Asset #2430; 1,712 Hours Indicated; with 11-Cu. Yard McNeilus Mixer Body, S/N 43067-08044	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Lee Canyon, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

172	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT1VC029171, Asset #2437; 2,504 Hours Indicated; with 11-Cu. Yard McNeilus Mixer Body	****	****

173	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT6VC027139, Asset #2448; 7,345 Hours Indicated; with 11-Cu. Yard McNeilus Mixer Body, S/N 43149-08588	****	****

174	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT6VC029179, Asset #2436; 3,738 Hours Indicated; with 11-Cu. Yard McNeilus Mixer Body, S/N 43101-09063	****	****

175	1-	Metso Model VS250L 1805C5NR Pump, S/N 262301	****	****

176	1-	Metso Model HM150EHC-S Pump, S/N 262350	****	****

			$2,317,650	$2,779,650

Total Appraised Values — Meadow Valley Corporation Ready Mix, Inc. Highway 95 at Highway 156 Lee Canyon, Nevada

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Meadow Valley Corporation
Ready Mix, Inc.
6501 W. Richmar Avenue
Las Vegas, Nevada

Appraisal
Meadow Valley Corporation
Ready Mix, Inc.
6501 W. Richmar Avenue
Las Vegas, Nevada
Machinery & Equipment

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

177	1-	Godwin Model Dri-Prime 6” Portable Pump; John Deere Engine, S/N T040450795369	$ ****	$ ****

178	1-	Estimated 15,000-Gallon Vertical Tank; Carbon Steel; with 50 hp Baldor Pump	****	****

179	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT4VC027141, Asset #2447; with McNeilus 11-Cu.Yard Mixer Body, S/N 43029-09027	****	****

180	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTAWHT5VC029173, Asset #2446; with McNeilus 11-Cu. Yard Mixer Body, S/N 43069-09046	****	****

181	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT3VC017210, Asset #2453; with McNeilus 11-Cu. Yard Mixer Body	****	****

182	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT2VC029177, Asset #2441; with McNeilus 11-Cu. Yard Mixer Body, S/N 42940-08981	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

183	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT7VC027117, Asset #2445; 131 Hours Indicated; with McNeilus 11- Cu. Yard Mixer Body, S/N 42928-08975	****	****

184	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT2VC027008, Asset #2435; 5,253 Hours Indicated; with McNeilus 11- Cu. Yard Mixer Body, S/N 42855-08947	****	****

185	1-	2004 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT84J084775, Asset #2499; with McNeilus 11-Cu. Yard Mixer Body, S/N 66570-21081; (Leased)	—	—

186	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT9VC027121, Asset #2460; 6,388 Hours Indicated; with McNeilus 11- Cu. Yard Mixer Body, S/N 43077-09048	****	****

187	1-	2004 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT54J087262, Asset #2495; with McNeilus 11-Cu. Yard Mixer Body, S/N 67407-21374; (Leased)	—	—

188	1-	2000 International Model 5500I Conventional 6X4 Mixer Truck, VIN 1HTXLAHT2YJ004991, Asset #2481; with McNeilus 11-Cu. Yard Mixer Body, S/N 56713-15769	****	****

189	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT0VC027119, Asset #2444; 3,035 Hours Indicated; with McNeilus 11- Cu. Yard Mixer Body, S/N 43125-09075	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

190	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHTVC029174, Asset #2466; with McNeilus 11-Cu. Yard Mixer Body, S/N 43047-09034	****	****

191	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT2VC027140, Asset #2468; 3,760 Hours Indicated; with McNeilus 11- Cu. Yard Mixer Body	****	****

192	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT6VC027142, Asset #2451; with McNeilus 11-Cu. Yard Mixer Body, S/N 43023-08023	****	****

193	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT4VC027012, Asset #2439; 2,777 Hours Indicated; with McNeilus 11- Cu. Yard Mixer Body, S/N 42872-08954	****	****

194	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT2VC029180, Asset #2440; 8,514 Hours Indicated; with McNeilus 11- Cu. Yard Mixer Body	****	****

195	1-	1997 International Model Paystar 5000 Conventional Mixer Truck, VIN 2HTTWAHT2VC027011, Asset #2433; 5,614 Hours Indicated; with McNeilus 11- Cu. Yard Mixer Body	****	****

196	1-	Ingersoll-Rand Model P185WJD 185-cfm Portable Air Compressor, S/N 269826UJH327, (1997); 8,160 Hours Indicated	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

197	1-	Komatsu Model WA180 4-Wheel Drive Articulated Wheel Loader, S/N A76157; (Estimated 1996), 4,765 Hours Indicated, 96” Bucket Width, Komatsu Dresser Diesel Engine; with EROPS	****	****

198	2-	18’L Storage Containers Each Value: $800/$1,000	****	****

199	1-
2006 Ford Model F-550 Cab & Chassis Truck, VIN 1FDAF56P36ED88577, Asset #2504; 15,489 Miles Indicated; with IMT Model Dominator Service Bed; IMT Model 3820 Crane; and Miller Model Bobcat 225NT Welder/Generator, S/N LE199798
			****	****

200	1-	Toyota Model 2FG25 5,000-Lb. LP Gas Lift Truck, S/N 2FG25-12500; 2-Stage Mast, Pneumatic Tire	****	****

201	1-
1984 Ford Model F-600 Estimated ****- Gallon Water Truck, VIN 1FDNF60HXEVA13499; 127,031 Miles Indicated, Manual Transmission, Air Conditioned; with Estimated 5,000-Gallon Water Tank; (Under Repair; Operability Unknown)
			****	****

202	1-	Snorkelift Model TB-A42RDZ Aerial Lift, S/N 9703380397; 500-Lb. Platform Capacity, 33’ Reach Height, 42’ Platform Height	****	****

203	1-	2006 Kenworth Model W900 Conventional Tractor, VIN 1XKWDB0X96R155145, Asset #5058; 239,713 Miles Indicated, Tandem Axle; with Sleeper Cab	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

204	2-
2005 Beall Model BAPS-775-1 Bulk Trailers, VIN 1BN2B31336B008340, Asset #5054; and VIN 1BN1B34546B008341, Asset #5055; 775 Cu. Ft., 68,000-Lb. GVWR, Welded Steel Construction Each Value: $30,000/$35,000
			****	****

205	1-	12’ x 48’ Office Trailer; with Air Conditioning Unit	****	****

206	1-	Komatsu Model WA400 4-Wheel Drive Articulated Wheel Loader, S/N 5329226; Hours Unknown, 114” Bucket Width, Komatsu Diesel Engine; with EROPS	****	****

207	1-	45’L Storage Container; with Bard Air Conditioning Unit	****	****

208	1-	36”W x 25’L Power Belt Conveyor; Inclined; with Estimated 8’ x 10’ Feed Hopper	****	****

209	1-	36”W x Estimated 85’L Radial Stacker Power Belt Conveyor	****	****

210	1-	1986 Ford Model F-700 Estimated 2,000-Gallon Water Truck, VIN 1FDNF70H8GVA40211; 37,749 Miles Indicated; with Estimated 2,000-Gallon Water Tank; (Not In Service; Operability Unknown)	****	****

211	1-	Supervault 15,000-Gallon Diesel Fuel Tank; Carbon Steel; with (2) Fill-Rite Fuel Pumps	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

212	1-	Besser Model M-12 12-Yard Portable Concrete Batch Plant, S/N 4022-329187, (2000); To Include:	****	****
(1) 4-Compartment Aggregate Bin; 90 Tons
(1) 500-Gallon Water Weigh Batcher; with Channel Frame Batch Conveyor
(1) Fly Ash Silo
(1) 100-Cu. Ft. Truck Charge Surge Hopper
(3) Batch Water Tanks; 20,000 Gallon
(1) Chiller; 480,000 Btus
(1) Heater; 2,000,000 Btus (Derated To 1,200,000 Btu)
(1) Dust Collector; with 20-hp Blower; and 10-hp Reclaim System
(1) Aceco Model Scorpion II Order Entry-Dispatch Batch System

213	1-	2002 Wabash Bulk Trailer, VIN 4J8B054123T000813; 4,100 Cu. Feet, Stationary	****	****

214	1-	2005 Troxell Bulk Trailer, VIN 1T9SS53165B719120; Stationary	****	****

	Total Appraised Values —		$898,050	$1,075,000

Meadow Valley Corporation Ready Mix, Inc. 6501 W. Richmar Avenue Las Vegas, Nevada

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Meadow Valley Corporation
Ready Mix, Inc.
Highway 168 at I-15
Moapa, Nevada

DEPARTMENT EVALUATION SUMMARY
Meadow Valley Corporation
Ready Mix, Inc.
Highway 168 at I-15
Moapa, Nevada

Orderly
	Liquidation	Fair Market
Effective Date: March 26, 2008	Value	Value

Aggregate	$ ****	$ ****

Batch Plant	****	****

Rolling Stock	****	****

Total Appraised Values —	$2,210,300	$2,685,900

Meadow Valley Corporation Ready Mix, Inc. Highway 168 at I-15 Moapa, Nevada

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal
Meadow Valley Corporation
Ready Mix, Inc.
Highway 168 at I-15
Moapa, Nevada
Machinery & Equipment

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

Aggregate

215	1-	Breaker Technology Model NT16-BT725 Hydraulic Hammer, S/N 2000006-1, (2000); with Pedestal Mount; Boom; and Lever Control	$ ****	$ ****

216	1-	Miller Model SRH-333 300-Amp Arc Welder, S/N HG065881, (1976)	****	****

217	1-	Hewitt Robins Model 64X24 VL-14 Jaw Feeder, S/N C70736001, 60 hp; with Estimated 35’L x 10’W x 15’H Bin; and Helmick 60” x 47’L Jaw Discharge, 25 hp, S/N 9-60-7357A	****	****

218	1-	Nordberg Model C140B Jaw Crusher, S/N 2774, (1999), 250 hp;	****	****

219	1-	Kolman Conveyors Model 303 60”W x 47’L Conveyor, S/N 60-50-57-141; with LMC Dust Collector, Top Mounted	****	****

220	1-	American Bin 48”W x 160’L Power Belt Conveyor, S/N 93-094;	****	****

221	1-	Southwestern Scale Model 7560LPS 75- Ton Truck Scale, S/N 002020; with 10’ x Estimated 85’L Welded Steel Platform, Up-Ground	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Moapa, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

222	1-	Ingersoll-Rand Model EP15-ESP Rotary Screw Air Compressor, S/N AN2980U97079, (1997), 30 hp; Horizontal Tank Mounted	****		****

223	1-	Caterpillar Model 769C Dump Truck; 70,389 Miles Indicated, Caterpillar Diesel Engine; (S/N Illegible; Missing Dump Body)	****		****

224	1-	Caterpillar Model IT24F 4-Wheel Drive Articulated Wheel Loader, S/N 4NN01022, (1997); 8,735 Hours Indicated, 94” Bucket Width, Caterpillar Diesel Engine; with EROPS	****		****

		Total Aggregate:	$ ****	$	****

Batch Plant

225	1-	12-Ton Hopper; Single Compartment, Welded Steel Construction, Elevated	$ ****	$	****

226	1-	30”W x 98’6”L Radial Type Power Belt Conveyor	****		****

227	1-	Ross Model BANDIT 12-Yard Portable Concrete Batch Plant, S/N 7873, (1985); Stationary, Dry Batch Type, 100 Yards/Hour, Metered Water, To Include:	****		****
(1) 4-Compartment Aggregate Hopper; 12 Yards, (2) 9’ x 4’, (2) 9’ x 8’, 48,000 Lb. Total Capacity
(1) 35’4”L x 30”W Under Weigh Batch Hopper Feed Conveyor
(3) Fly Ash Silos; 240 Barrels/Ton Capacity, 10,000 Lb. Cement Weigh Batch Hopper Capacity
(1) Dust Collector, 7-1/2 hp; 20-Bag; with Blower

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Moapa, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

(1) Aceco Model 13056 Batch Control System
(1) Ingersoll-Rand Model 7100 Air Compressor, S/N 01002603, 7-1/2 hp

228	1-	2006 Retesa Model CT-7622 Vacuum Bulk Trailer, VIN 3R9T2155X6M001840; 30,300 Gallon Capacity, Carbon Steel Construction, 0.135” Head Thickness	****		****

		Total Batch Plant:	$ ****	$	****

Rolling Stock

229	1-	1994 Caterpillar Model D9N Crawler Tractor, VIN 6XJ01019; Hours Unknown, Caterpillar Diesel Engine; with Grading Attachment; and EROPS	$ ****	$	****

230	1-	36”W x 84’L Power Belt Conveyor, S/N 9-36-7190AA, (1996), 25 hp; with Syntron 10-hp Tunnel Feeder, S/N 7744536	****		****

231	1-	Helmick Corp. 48”W x 69’L Power Belt Conveyor, S/N 9-48-7468AA, 40 hp	****		****

232	1-	Cedar Rapids 7’ x 20’ Screen, S/N 48474, (1999), 50 hp	****		****

233	1-	Telsmith Model 57S Cone Crusher, S/N 202M10203, (2000), 300 hp; with Kimball 36” x 42’L Power Belt Discharge Conveyor, S/N 56384, 15 hp	****		****

234	1-	Helmick Corp. 30”W x 84’L Power Belt Conveyor, S/N 9-30-7975AA, 20 hp	****		****

235	1-	Helmick Corp. 36”W x 30’L Power Belt Conveyor, S/N 9-36-7570AA, (1996), 10 hp	****		****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Moapa, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

236	1-	Helmick Corp. 30”W x 155’ Sand Power Belt Conveyor, S/N 9-30-8015AA, 25 hp	****	****

237	1-	Helmick Corp. 30”W x 84’L Power Belt Conveyor, S/N 9-30-7976AA, 20 hp	****	****

238	1-	Helmick Corp. 36”W x 20’L Power Belt Conveyor, S/N 9-36-7624AA, (1996), 10 hp	****	****

239	1-	Reese Corp. 48”W x 60’L Bin Feed Power Belt Conveyor, S/N 48X60-6-93, 30 hp	****	****

240	1-	Helmick Corp. 36”W x 60’L Bin Overflow Power Belt Conveyor, S/N 9-36-7639AA, 20 hp	****	****

241	1-	Estimated 10’ x 12’ x 10’H Hopper; Welded Steel Construction	****	****

242	2-	Helmick Corp. 36”W x 60’L East/West Impactor Feed Power Belt Conveyors, S/N 9-36-7511A; and S/N 9-36-7944AA, 20 hp Each Value: $10,000/$12,000	****	****

243	2-	Remco Model Sandmax 9500 VSI Crushers, S/N 95SO39-094; and S/N 95SO39-190, (1995), 800 hp; Each with Power Belt Discharge Conveyor Each Value: $65,000/$80,000	****	****

244	1-	Helmick Corp. 36”W x 65’L Dry Screen Power Belt Conveyor, S/N 9-36-7862AA, 20 hp	****	****

245	1-	Helmick Corp. 36”W x 83’L Wet Screen Power Belt Conveyor, S/N 9-36-7667AA, 25 hp	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Moapa, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

246	1-	Cedar Rapids 7’ x 20’ Screen, S/N 47172, (1998), 50 hp; with Power Belt Feeder	****	****

247	1-	Helmick Corp. 30”W x 85’L 3/4 Rock Stacker Power Belt Conveyor, S/N 9-30-7284AA, 25 hp	****	****

248	1-	Helmick Corp. 30”W x 84’L 1-1/2 Rock Stacker Power Belt Conveyor, S/N 9-30-7977AA, 25 hp	****	****

249	1-	Helmick Corp. 36”W x 60’L 3/8” Rock Power Belt Conveyor, S/N 9-36-7635AA; with Secondary Helmick Belt Conveyor, S/N 9-36-7634AA	****	****

250	1-	El-Jay 7’ x 20’ Screen, S/N 34A0693, (1993), 50 hp; with Helmick 30” x 12’L Conveyor Belt	****	****

251	1-	Helmick Corp. 42”W x 43’L Dry Screen Discharge Power Belt Conveyor, S/N 9-30-7560AA, 15 hp	****	****

252	1-	Greystone Model 44X32 WFST 44” x 32’ Twin Sand Washer, S/N FM44T6993973GS, (1999), 20 hp	****	****

253	1-	Kolberg Model Series 5000 44” Twin Sand Screw, S/N 402058, (1999), 20 hp; Job Order # 600169	****	****

254	1-	Helmick Corp. 36”W x 155’L Impact Return Power Belt Conveyor, S/N 9-36-8014AA, 25 hp	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Moapa, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

255	1-	Helmick Corp. 36”W x 20’L Feeder, S/N 9-36-7744AA; with Overhead Bin; and 24” x 11’L Conveyor, S/N 9-24-7180AA	****	****

256	1-	Helmick Corp. 30”W x 50’ Blend Sand Screen Feed Power Belt Conveyor, S/N 9-30-7583AA, 15 hp	****	****

257	1-	Kolberg Model Series 71 4’ x 8’ Single Deck Screen, S/N 400572, (1998), 5 hp; Job Order # 4598	****	****

258	1-	Helmick Corp. 30”W x 40’L Blend Sand Product Power Belt Conveyor, S/N 9-30-75552AA, 10 hp	****	****

259	1-	Helmick Corp. 30”W x 66’L Reject Stacker Power Belt Conveyor, S/N 7-30-6630AA	****	****

260	1-	Helmick Corp. 36”W x 84’L Power Belt Conveyor, S/N 9-36-7516AA, 15 hp	****	****

261	1-	Kolberg 24”W x 150’L Stacker Conveyor, S/N 11765, (1990), 40 hp	****	****

262	1-
Hyundai Model Robex 450LC Crawler Mounted Hydraulic Excavator, S/N EO523, (1994); Hours Unknown, 2.73 Cu. Yard Bucket Capacity, 11’1” Stick Length, 18’11” Track Length, Komatsu Diesel Engine; with BTI Model BT2010 Hammer
			****	****

263	1-	Hitachi Model EX700 Crawler Mounted Hydraulic Excavator, S/N 172-1691, (1996); 2,959 Hours Indicated, 3.78 Cu. Yard Bucket Capacity, 11’10” Stick Length, 19’1” Track Length, Cummins Diesel Engine	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Moapa, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

264	1-	Caterpillar Model 936E 4-Wheel Drive Articulated Wheel Loader, S/N 33Z3330; (Estimated 1987), 12,854 Hours Indicated, 2.5 Cu. Yard Bucket Capacity, Caterpillar Diesel Engine; with EROPS	****	****

265	1-	Caterpillar Model 988G 4-Wheel Drive Articulated Wheel Loader, S/N 0BNH00503, (2002); Hours Unknown	****	****

266	1-	Caterpillar Model 966F2 4-Wheel Drive Articulated Wheel Loader, S/N 9YJ01417, (1994); Hours Unknown, 120” Bucket Width, Caterpillar Diesel Engine; with EROPS	****	****

267	1-	2003 Caterpillar Model 740 Articulated Rear Dump Truck, VIN AXM100729; Hours Unknown, 6X6, 38.1 MT Rated Payload, Autoshift Transmission, Caterpillar Diesel Engine	****	****

268	1-	1998 Volvo Model A30C Articulated Rear Dump Truck, VIN A30CV60032; Hours Unknown, 6X6, 27.2 MT Rated Payload, Automatic Transmission, Volvo Diesel Engine	****	****

269	1-	Caterpillar Model 216B Skid Steer Loader; Hours Unknown, 66” Bucket, Caterpillar Diesel Engine; with ROPS/FOPS	****	****

270	1-	1993 Ford Model F-700 2,000-Gallon Water Truck, VIN FDPK74C8PVA37845; 48,556 Miles Indicated, 5.9 Liter Engine	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Ready Mix, Inc. Moapa, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

271	1-	1986 Peterbilt Model 349 4,000-Gallon Water Truck, VIN 1XP4LA9X5GP202640; 234,611 Hours Indicated; with Mixer	****	****

272	1-	Allmand Model NL4CATMX Light Plant, S/N 9509BN4C27	****	****

		Total Rolling Stock:	$ ****	$ ****

	Total Appraised Values —		$2,210,300	$2,685,900

Meadow Valley Corporation Ready Mix, Inc. Highway 168 at I-15 Moapa, Nevada

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Meadow Valley Corporation
4635 Andrews St., Suite F (Various Sites)
North Las Vegas, Nevada

Appraisal
Meadow Valley Corporation
4635 Andrews St., Suite F (Various Sites)
North Las Vegas, Nevada
Machinery & Equipment

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

273	1-
Bomag Model BW213DH-3 84'' Single Drum Vibratory Roller, S/N 101580290147, Asset #1184, (1998); 418 Hours Reported, Cummins Diesel Engine; with ROPS/FOPS; (Not Inspected; Model Identified By Serial Number)
			$ ****	$ ****

274	1-	Hamm Model 3412 84'' Single Drum Vibratory Roller, S/N 48775, Asset #1185, (2004); 1,828 Hours Reported, Deutz Diesel Engine; with ROPS/FOPS; (Not Inspected)	****	****

275	1-	Caterpillar Model 623F Single Engine Elevating Scraper, S/N 6BK00104, Asset #1200, (1994); 8,041 Hours Reported, 18-23 Cu. Yard Scraper Capacity, Caterpillar Diesel Engine; with EROPS; (Not Inspected)	****	****

276	1-	Volvo Model A25C Articulated Rear Dump Truck, VIN 68139; (Estimated Mid-1990s); 14,979 Hours Reported, 6X6, 22.5 MT Rated Payload, Automatic Transmission, Volvo Diesel Engine; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

277	1-	1998 Volvo Model A35C Articulated Rear Dump Truck, VIN A35CV60336; 11,319 Hours Indicated, 6X6, 31.7 MT Rated Payload, Automatic Transmission, Volvo Diesel Engine	****	****

278	1-	2000 Volvo Model A35C Articulated Rear Dump Truck, VIN A35CV60610; 10,272 Hours Indicated, 6X6, 31.7 MT Rated Payload, Automatic Transmission, Volvo Diesel Engine	****	****

279	1-	2003 Volvo Model A35D Articulated Rear Dump Truck, VIN V71037; 5,599 Hours Indicated, 6X6, 36.0 MT Rated Payload, Automatic Transmission, Volvo Diesel Engine	****	****

280	1-	Caterpillar Model IT38F 4-Wheel Drive Articulated Wheel Loader, S/N 6FN00388, (1995); 18,400 Hours Reported, 106” Bucket Width, Caterpillar Diesel Engine; with EROPS; (Not Inspected)	****	****

281	1-	Caterpillar Model 980F Wheel Loader, S/N 8JN00629, (1995); 158 Hours Reported; (Not Inspected)	****	****

282	1-	Caterpillar Model 966E Wheel Loader, S/N 99Y06390, Asset #313, (1989); 19,794 Hours Indicated; with ROPS	****	****

283	1-	1998 John Deere Model 650G Crawler Tractor, VIN T0650GH851874, Asset #318; 5,652 Hours Indicated; with ROPS	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

284	1-	Caterpillar Model IT62G 4-Wheel Drive Articulated Wheel Loader, S/N AYA00329, Asset #319, (2006); 2,452 Hours Indicated, 115'' Bucket Width, Caterpillar Diesel Engine; with EROPS	****	****

285	1-	Caterpillar Model D6R Crawler Tractor, VIN 0AAX01306, Asset #320; 262 Hours Reported; (Not Inspected)	****	****

286	1-	Caterpillar Model 950G II Wheel Loader, S/N BAA00129, Asset #355, (2000); 7,701 Hours Reported; (Not Inspected)	****	****

287	1-	Komatsu Model WA250PT-5 Wheel Loader, S/N A79059, Asset #356, (2003); 5,967 Hours Indicated; with ROPS	****	****

288	1-	Caterpillar Model IT38G 4-Wheel Drive Articulated Wheel Loader, S/N CSX00569, Asset #358, (2004); 6,213 Hours Indicated, 106.5'' Bucket Width, Caterpillar Diesel Engine; with EROPS	****	****

289	1-	Caterpillar Model IT62G 4-Wheel Drive Articulated Wheel Loader, S/N AYA00193, Asset #359, (2004); 4,794 Hours Indicated, 115'' Bucket Width, Caterpillar Diesel Engine; with EROPS; (Not Inspected)	****	****

290	1-	Volvo Model L110E Wheel Loader, S/N L110EV60383, Asset #361; 5,740 Hours Indicated; with GPS; and ROPS	****	****

291	1-	Caterpillar Model 287B Skid Steer Loader, S/N ZS02248, Asset #362; 1,430 Hours Reported; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

292	1-	Komatsu Model PC220LC Excavator, S/N A82079, Asset #401, (1996); 76 Hours Indicated; with ROPS	****	****

293	1-
John Deere Model 310E Tractor Loader Backhoe, S/N T0310EX839952, Asset #403, (1997); 7,906 Hours Reported, 1.00 Cu. Yard Bucket Capacity, 24'' Bucket Width, John Deere Diesel Engine; with ROPS; (Not Inspected)
			****	****

294	1-	John Deere Model 160LC Excavator, S/N P00160X040482, Asset #404, (1997); 9,997 Hours Indicated	****	****

295	1-	John Deere Model 270LC Excavator, S/N 03270X070059, Asset #405, (1997); 74,908 Hours Reported; (Not Inspected)	****	****

296	1-	Komatsu Model PC228-3 Excavator, S/N 30259, Asset #406, (2003); 4,003 Hours Indicated; with ROPS	****	****

297	2-	Hitachi Model EX750-5 Excavators, S/N 17CP005394, Asset #407; and S/N Unknown, Asset #413, (2001); 9,449 and Unknown Hours Indicated; with 72'' Bucket Each Value: $160,000/$180,000	****	****

298	1-	Komatsu Model PC50 Mini Excavator, S/N 5112, Asset #408; 2,548 Hours Indicated; with Hammer; and Bucket Attachment	****	****

299	1-	Caterpillar Model 325CL Hydraulic Excavator, S/N BFE00760, Asset #409; 3,555 Hours Indicated; with ROPS	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

300	1-	Caterpillar Model 385BL Hydraulic Excavator, S/N ANS00317, Asset #410, (2004); 5,575 Hours Reported; (Not Inspected)	****	****

301	1-
Caterpillar Model 416C Tractor Loader Backhoe, S/N 5YN06745, Asset #415, (1997); 353 Hours Reported, 1.00 Cu. Yard Bucket Capacity, 24'' Bucket Width, Caterpillar Diesel Engine; with ROPS; (Not Inspected)
			****	****

302	1-	Caterpillar Model 430D Tractor Loader Backhoe, S/N BNK05999, Asset #421, (2004); 155 Hours Indicated, 1.38 Cu. Yard Bucket Capacity, 24'' Bucket Width, Caterpillar Diesel Engine; with ROPS	****	****

303	1-	Caterpillar Model 962G Wheel Loader, S/N AXY00322, Asset #423; 5,581 Hours Reported; (Not Inspected)	****	****

304	1-	Xtreme Model XRM945 9,000-Lb. Rough Terrain Lift Truck, S/N XRM0945040542249, Asset #522; 2,398 Hours Indicated, 45' Reach	****	****

305	1-	Xtreme Model XRM1254 12,000-Lb. Rough Terrain Lift Truck, S/N XRM1254100790635, Asset #526; 474 Hours Indicated, 54' Reach	****	****

306	1-	John Deere Model 772CH Motor Grader, S/N DW772CH578032, Asset #920, (2000); 8,386 Hours Reported; (Not Inspected)	****	****

307	1-	Caterpillar Model 14HL Motor Grader, S/N OASE02108, Asset #922, (2006); 299 Hours Indicated; with 2-D GPS System	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

308	1-	Caterpillar Model 14HL Motor Grader, S/N OASE02021, Asset #923, (2006); 1,719 Hours Indicated; with 3-D GPS System	****	****

309	1-	Ingersoll-Rand Model G25 Generator, S/N 6984, Asset #100; (Not Inspected)	****	****

310	1-	1996 Chevrolet Model K3500 Cab & Chassis Truck, VIN 1GBJK34JXTE211348, Asset #104; (Not Inspected)	****	****

311	1-	1997 Nissan Model Standard/XE Pickup Truck, VIN 1N6SD11S9VC311111, Asset #105; Mileage Unknown; (Not Inspected)	****	****

312	1-	1996 Ford Model Ranger Pickup Truck,	****	****
VIN 1FTCR10A8TUD10458, Asset #129; Mileage Unknown; (Not Inspected)

313	2-	1996 Ford Model F-150 Pickup Trucks, VIN 1FTEF15N2TLB28984, Asset #130; and VIN 1FTEF15N4TLB99894, Asset #131; Mileage Unknown; (Not Inspected) Each Value: $3,000/$3,500	****	****

314	1-	1990 Ford Model F-250 Pickup Truck, VIN 2FTEF25NXLCA48221, Asset #157; Mileage Unknown; (Not Inspected)	****	****

315	1-	1998 Chevrolet Model C3500 Cab & Chassis Truck, VIN 1GBJC34R3WF035213, Asset #199; 48,766 Miles Indicated; with Flatbed; and Truck Box	****	****

316	1-	1988 Kenworth Model T800 Service Truck, VIN 1NKDL28X2JJ512441, Asset #200 ; 839,482 Miles Indicated, Tandem Axle; with Service Bed	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

317	1-	1987 International Model S Series F1954 Estimated 4,000-Gallon Water Truck, VIN 1HTLKTVR2HH473124, Asset #204; Mileage Unknown; (Not Inspected)	****	****

318	1-	1993 Ford Model F-700F Estimated 2,000-Gallon Water Truck, VIN 1FDPK74C8PVA37845, Asset #212; Mileage Unknown; (Not Inspected)	****	****

319	1-	1985 Peterbilt Model 349 4,000-Gallon Water Truck, VIN 1XP4LA9X9FN190650, Asset #214; Mileage Unknown, Conventional, Tandem Axle; (Not Inspected)	****	****

320	1-	1988 International Model S Series F2375 Estimated 4,000-Gallon Water Truck, VIN 1HSZEGGR9JH576203, Asset #215; Mileage Unknown, Tandem Axle; (Not Inspected)	****	****

321	1-	1984 GMC Model C6500 C7D042 Cab & Chassis Truck, VIN 1GDH7D163EV535279, Asset #216; Mileage Unknown; (Not Inspected)	****	****

322	1-	1994 Kenworth Dump Truck, VIN 1NKDLBX0WR759476, Asset #220; 347,530 Miles Indicated	****	****

323	1-	1977 2,000-Gallon Water Truck, VIN R800V045168, Asset #221; Mileage, Manufacturer, and Model Unknown; (Not Inspected)	****	****

324	1-	2000 Ford Model F-550 Cab & Chassis Truck, VIN 1FDAF5657YEA59049, Asset #222; 145,360 Miles Indicated; with Service Bed	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

325	1-	1994 Ford Estimated 2,000-Gallon Water Truck, VIN 1FDYW82EGRVA07118, Asset #227; Mileage Unknown; (Not Inspected)	****	****

326	1-	1994 Mack Model MS300P Cab & Chassis Truck, VIN 1VG6M118B6RB301203, Asset #229; with Estimated 18’ Flatbed; (Not Inspected)	****	****

327	1-	1999 Kenworth Model T800 Dump Truck, VIN 1XKDDU9X3XJ326234, Asset #239; Mileage Unknown, Tandem Axle; (Not Inspected)	****	****

328	1-	2001 Freightliner Model FL70 Lube Truck, VIN 1FVABTBV51HJ17394, Asset #233; Mileage Unknown; with Lube Body; (Not Inspected)	****	****

329	1-	2006 Kenworth Model W900B Conventional Tractor, VIN 1XKWDB0XX6R145742, Asset #241; 33,805 Miles Indicated, Tandem Axle	****	****

330	1-	2003 Kenworth Model W900 Conventional Tractor, VIN 1XKWDB0633R895608, Asset #242; 732,651 Miles Reported, Tandem Axle; (Not Inspected)	****	****

331	1-	2004 Freightliner Model M2 106 4,000-Gallon Water Truck, VIN 1FVHCYAK24HM37681, Asset #243; 49,040 Miles Indicated, Tandem Axle	****	****

332	1-	2004 Kenworth Model T300 4,000-Gallon Water Truck, VIN 3BKMLD9X94F061022, Asset #244; 35,451 Miles Reported, Tandem Axle; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

333	1-	2003 Ford Model F-550 Cab & Chassis Truck, VIN 1FDAF56F33EA9337, Asset #245; 84,935 Miles Reported; with Service Body; and Crane; (Not Inspected)	****	****

334	1-	2005 Freightliner Model FL70 2,000-Gallon Water Truck, VIN 1FVABSDD75DN87616, Asset #246; 11,300 Miles Reported; (Not Inspected)	****	****

335	1-	2005 Ford Model F-750 Cab & Chassis Truck, VIN 35RWF75F65V142403, Asset #249; 78,200 Miles Reported; with Service Body; (Not Inspected)	****	****

336	3-
Kenworth Model T300 4,000-Gallon Water Trucks, VIN 2NKMLD9X27M153054, (2007), Asset #250; VIN 2NKMLD9X86M113866, (2006), Asset #251; and VIN 2NKMLD9X26M113801, (2006), Asset 252; Unknown #, 16,564, and 14,780 Miles Indicated, Tandem Axle Each Value: $65,000/$75,000
			****	****

337	1-	Caterpillar Model IT38F 4-Wheel Drive Articulated Wheel Loader, S/N 6FN00306, Asset #301, (1995); 19,380 Hours Reported, 106'' Bucket Width, Caterpillar Diesel Engine; with EROPS; (Not Inspected)	****	****

338	1-	Rammax Model P35K4B 35'' Single Drum Vibratory Roller, S/N 535350, Asset #349 ; 808 Hours Indicated, Padfoot Type, Kubota Diesel Engine; with ROPS	****	****

339	1-	Case Model 1845Z Skid Steer Loader, S/N JAF0194388, Asset #354; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

340	1-	Case Model 580SK Backhoe, S/N JJG0183417, Asset #400, (1994); Hours Unknown, 1.03 Cu. Yard Bucket Capacity, 24'' Bucket Width, Case Diesel Engine; with ROPS; (Not Inspected)	****	****

341	1-	Caterpillar Model 416C Backhoe, S/N 03JL00905, Asset #416, (1997); Hours Unknown, 1.00 Cu. Yard Bucket Capacity, 24'' Bucket Width, Caterpillar Diesel Engine; with ROPS; (Not Inspected)	****	****

342	1-	Gradall Model 5348 8,000-Lb. Rough Terrain Lift Truck, S/N 1448225, Asset #502, (1990)	****	****

343	1-	Caterpillar Model RT100 10,000-Lb. Rough Terrain Lift Truck, S/N 1GJ00919, Asset #508, (1988);	****	****

344	1-	Gehl Model DL10H 10,000-Lb. Rough Terrain Lift Truck, S/N 10H44JP0940114, Asset #505; (Not Inspected)	****	****

345	1-	Gehl Model DL8H-42 8,000-Lb. Rough Terrain Lift Truck, S/N 8H12JR0130484, Asset #517; (Not Inspected)	****	****

346	1-	45'L Office Trailer, S/N 103828R, Asset #600; (Not Inspected)	****	****

347	1-	35' Storage Container, S/N CAL736/UTT26524, Asset #601	****	****

348	1-	1999 Haulmark Model K714BT-WT 45' Van Trailer, VIN 16HPB1423X4015323, Asset #605; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

349	1-	1978 Trailmobile 30' Flatbed Trailer, VIN 1W9TE3039X1384407, Asset #607; (Not Inspected)	****	****

350	1-	1979 12' x 60' Office Trailer, VIN PT5591, Asset #610; (Not Inspected)	****	****

351	1-	2002 20' Heavy Duty Flatbed Trailer, VIN 1A9UT182321576966, Asset #612; (Not Inspected)	****	****

352	1-	2000 Big Tex 6' x 12' Flatbed Trailer, VIN 16VFX1825Y1H25690, Asset #613; (Not Inspected)	****	****

353	1-	40' Storage Container, Asset #614, (1971); (Not Inspected)	****	****

354	1-	1976 Comet 30' Van Trailer, VIN 57618242, Asset #617; (Not Inspected)	****	****

355	1-	1980 Fruehauf 30' Van Trailer, VIN FRT008101, Asset #618; (Not Inspected)	****	****

356	1-	1988 Advanced Modular 12' x 60' Office Trailer, VIN AHHU1260571, Asset #619; (Not Inspected)	****	****

357	1-	6' x 12' Flatbed Trailer, Asset #621, (2000); (Not Inspected)	****	****

358	1-	1993 Dorsey 20' Trailer, VIN AZ174498-Y, Asset #623; (Not Inspected)	****	****

359	1-	2006 Big Tex Model 22GN-24+5 Flatbed Trailer, VIN 16VGX242162614171, Asset #624;	****	****

360	1-	Truck Mate Model CTL115 Flatbed Trailer, Asset #631, (1985); (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

361	1-	12’ x 60’ Office Trailer, VIN 180919, Asset #641; (Not Inspected)	****	****

362	1-	12’ x 64’ Office Trailer, Asset #642; (Not Inspected)	****	****

363	1-	12’ x 60’ Office Trailer, VIN SMC00012564, Asset #650; (Not Inspected)	****	****

364	1-	1998 Wells Cargo 20’ Van Trailer, VIN 1WC200L26W4034240, Asset #651;	****	****

365	2-	Estimated 40’L Storage Containers, Asset #652; and Asset #653; (Not Inspected) Each Value: $600/$800	****	****

366	1-	2003 Lowboy Model K85716 Lowboy Trailer, VIN 1PT011HN8J9008331, Asset #654;	****	****

367	1-	20’ Traffic Control Flatbed Trailer, VIN 373643, Asset #661; (Not Inspected)	****	****

368	2-	2003 EZ Cargo 5’ x 10’ Cargo Trailers, VIN 5J3AC10163A011388, Asset #664; and VIN 5J3RC10184A014164, (2004), Asset #665; (Not Inspected) Each Value: $3,000/$3,500	****	****

369	1-	2004 6’ x 10’ Cargo Trailer, VIN 16HCB10194U039620, Asset #667; (Not Inspected)	****	****

370	1-	2004 16’ x 83’ Dovetail Trailer, VIN 4P5CH162442060710, Asset #668; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

371	1-	2004 20’ Flatbed Trailer, VIN 1B9FS20244B632325, Asset #669; (Not Inspected)	****	****

372	3-	2004 Texas Bragg 500-Gallon Water Trailers, VIN 17XFJ082641046216, Asset #670; VIN 17XFJ082241046716, Asset #671; and VIN 17XFJ082041046213, Asset #672; (Not Inspected) Each Value: $3,000/$3,500	****	****

373	1-	2005 500-Gallon Water Trailer, VIN 4LYUS08235H000940, Asset #675;	****	****

374	1-	2005 Eagle 14’ Hydraulic Dump Trailer, VIN 1E9BD12215C350745, Asset #676;	****	****

375	2-	1994 Holden Converter Dolly Trailers, VIN 12HCD1225RN104212, Asset #677; and VIN 12HCD1227RN104213, Asset #678; (Not Inspected) Each Value: $5,000/$6,000	****	****

376	1-	1998 Tesco 3-Axle Pup Trailer, VIN 1W94E3433WS004178, Asset #679; (Not Inspected)	****	****

377	2-	Tandem Axle Converter Dolly Trailers, Asset #680; and Asset #681, (2006); (Not Inspected) Each Value: $7,000/$8,000	****	****

378	1-	1985 12’ x 56’ Office Trailer, VIN SMC- 00200658, Asset #683; (Not Inspected)	****	****

379	1-	1974 12’ x 64’ Office Trailer, VIN SMC00000975, Asset #684; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

380	1-	Lima 75-Ton Truck Mounted Lattice Boom Crane, S/N 4805-11 3664-12, Asset #701, (1978); (Not Inspected)	****	****

381	1-	Grove Model RT522 22-Ton Rough Terrain Hydraulic Crane, S/N 49581, Asset #706, (1984); 22.0 MT Maximum Lift Capacity, 70’ Boom Length, 3-Section Boom, Cummins Diesel Engine; (Not Inspected)	****	****

382	1-	Grove Model RT865 65-Ton Rough Terrain Hydraulic Crane, S/N 48759, Asset #709, (1982); 3,601 Hours Indicated	****	****

383	1-	Terex Model TB-60 Aerial Lift, S/N 99630334, Asset #761, (2000); 650 Lb. Platform Capacity, 60’ Platform Height, 3- Section Boom; (Not Inspected)	****	****

384	1-	Belt Placer Conveyor, Asset #800	****	****

385	1-	Multiquip Model MR8GB Walk-Behind Roller, S/N F1695, Asset #801; (Not Inspected)	****	****

386	1-	Rammax Estimated 35” Vibratory Trench Roller, S/N 322584L, Asset #802	****	****

387	1-	Lister 40-kW Portable Generator, S/N RO14581 9-87, Asset #804, (1987); (Not Inspected)	****	****

388	1-	30-kW Generator, S/N W6921103, Asset #805; (Not Inspected)	****	****

389	1-	Ingersoll-Rand Model 185 185-cfm Portable Air Compressor, S/N 179679U89329, Asset #807, (1987); (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

390	1-	Sitelite Model SL4000 Light Plant, S/N 9401-22439-SL4060D-4, Asset #829; (Not Inspected)	****	****

391	1-	Bidwell Work Bridge, S/N BR78317- 25V&BR762442, Asset #832, (1978); (Not Inspected)	****	****

392	1-	60’ Aluminum Screed, S/N 805AS0160, Asset #836, (2005); (Not Inspected)	****	****

393	1-	Ingersoll-Rand Portable Generator, S/N 209721-U328, Asset #838, (1992); (Not Inspected)	****	****

394	1-	Pipe Lazer Laser, S/N L1165-5673, Asset #842; (Not Inspected)	****	****

395	1-	Bidwell Model 4800 Paver, S/N 48200310202HD, Asset #849, (2003); (Not Inspected)	****	****

396	2-	Bemis Model 25L Arrowboards, S/N Unknown, Asset #856; and S/N 9405B441, Asset #857, (1994); (Not Inspected) Each Value: $1,250/$1,500	****	****

397	1-	Sullair Model 185 185-cfm Portable Air Compressor, S/N E04116586, Asset #859; (Not Inspected)	****	****

398	1-	Ingersoll-Rand Model P185 185-cfm Portable Air Compressor, S/N 341506UKN820, Asset #860;	****	****

399	1-	Ingeco Model MES3500 Hammer, S/N WETS3509100, Asset #862; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

400	1-	Ingersoll-Rand Model 185 185-cfm Portable Air Compressor, S/N 300936UEJ221, Asset #866; (Not Inspected)	****	****

401	1-	El Paso Co. Arrowboard, S/N 1S9A41011TL358046, Asset #869; (Not Inspected)	****	****

402	2-	Amida Arrowboards, S/N 9806-49383, Asset #870; and S/N 9806-49385, Asset #871; (Not Inspected) Each Value: $1,500/$2,000	****	****

403	2-	Sullair Estimated 185-cfm Air Compressors, S/N E04116582, Asset #872; and S/N E04118492, Asset #873 Each Value: $2,500/$3,000	****	****

404	1-	14-1/2’ x 8-1/2’ x 6” Screen, Asset #875; (Not Inspected)	****	****

405	1-	Hotsy Pressure Washer, S/N HO605- 78852/4XWFS14223TN001903, Asset #876; with Trailer	****	****

406	3-	Wacker Light Plants, S/N LT-44, Asset #878; S/N LT-45, Asset #879; and S/N LT-46, Asset #880; (Not Inspected) Each Value: $5,500/$6,000	****	****

407	1-	Atlas Copco Estimated 185-cfm Portable Air Compressor, S/N 4500A0712WH606279, Asset #882; (Not Inspected)	****	****

408	1-	Godwin 6” Pump, S/N 0815653-46, Asset #884; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

     Appraisal — Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

409	2-	Wanco Model WTSP110-SAC Arrowboards, S/N 1W91D1018V1249079, Asset #885; and S/N 1W9131012V1249076, Asset #886; (Not Inspected) Each Value: $1,500/$2,000	****	****

410	1-	Solar Pro Model 121 Arrowboard, S/N 189A31215WL358121, Asset #887; (Not Inspected)	****	****

411	3-	Addco Industries Model VMS DH1000 Arrowboards, S/N 1S9A710111L358326, Asset #888; S/N 1S9A710111L586955, Asset #889; and S/N 1S9A710111L586953, Asset #890; (Not Inspected) Each Value: $1,500/$2,000	****	****

412	2-	Addco Industries Arrowboards, S/N 5340- 669, Asset #891; and S/N 5340-668, Asset #892; (Not Inspected) Each Value: $1,500/$2,000	****	****

413	2-	Addco Industries Model VMCS CMS 300 Arrowboards, S/N 1S9401413XL358611, Asset #893; and S/N 1S94M01412XL358596, Asset #894; (Not Inspected) Each Value: $1,500/$2,000	****	****

414	5-
Wacker Light Plants, S/N 1M9LS161XVB101097, Asset #895; S/N 1M9LS161XVB101601, Asset #896; S/N 736501460, Asset #897; S/N 763501103, Asset #898; and S/N 1M9LS1613VB101602, Asset #899; (Not Inspected)
Each Value: $5,500/$6,000
			****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

415	1-	Miller Model Bobcat Estimated 250-Amp Welder Generator, Asset #900; (Not Inspected)	****	****

416	4-	Wacker Model LTC4L Light Plants, S/N 5623995, Asset #902; S/N 5624003, Asset #903; S/N 5623997, Asset #904; and S/N 5624006, Asset #905; Each Value: $5,500/$6,000	****	****

417	1-	Cashmen 12,000-Gallon Portable Water Tank, S/N 04-28916, Asset #906, (2004); (Not Inspected)	****	****

418	1-	Trekker Job Cart, S/N LP4210ST, Asset #910;	****	****

419	2-	Caterpillar Model 14H Motor Graders, S/N 7WJ00576, Asset #914; and S/N 7WJ00715, Asset #921; (Not Inspected) Each Value: $200,000/$225,000	****	****

420	1-	Grizzly Screen, S/N 30120, (2000); (Not Inspected)	****	****

421	1-	Dynamation Sniffer Gas Detector, S/N 10016, Asset #999	****	****

422	1-	10,000-Gallon Portable Water Tank, S/N 98-071, Asset #1027; (Not Inspected)	****	****

423	1-	12,000-Gallon Portable Water Tank, S/N 05-33323, Asset #1028; (Not Inspected)	****	****

424	1-	Caterpillar Model 615C Single Engine Elevating Scraper, S/N 9XG01321, Asset #1201, (2000); Hours Unknown, 14-17 Cu. Yard Scraper Capacity, Caterpillar Diesel Engine; with ROPS; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

425	1-	1997 Ford Model F-150 Pickup Truck, VIN 1FTDF1828VKC77227, Asset #2112; Mileage Unknown; (Not Inspected)	****	****

426	1-	1997 Ford Model F-250 Cab & Chassis Truck, VIN 1FTHX26F8VEC19756, Asset #2123; Mileage Unknown; with Flatbed; (Not Inspected)	****	****

427	1-	1999 Chevrolet Model K2500 Silverado Club Cab Pickup Truck, VIN 1GCGK29U0XE149015, Asset #2134; Mileage Unknown; (Not Inspected)	****	****

428	1-	2000 Chevrolet Model K2500 Silverado Pickup Truck, VIN 2GCEC29T8YE245704, Asset #2156; Mileage Unknown; (Not Inspected)	****	****

429	1-	2001 Ford Model F-150 Extended Cab Pickup Truck, VIN 1FTRX18WX1NA20732, Asset #2169; Mileage Unknown; (Not Inspected)	****	****

430	4-
1997 Chevrolet Model C2500 Pickup Trucks, VIN 1GCGC24R9VZ139668, Asset #2200; VIN 1GCGC24R4VZ140971, Asset #2201; VIN 1GCGC24R5VZ142101, Asset #2203; and VIN 1GCGC24R2VZ142346, Asset #2205; Unknown, Unknown, 78,447, and Unknown Miles Reported; (Not Inspected) Each Value: $5,500/$6,000
			****	****

431	1-	1999 Bomax 18’ Pup Trailer, VIN 1B9PP4147XP525004, Asset #220A; with Tarps; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value
432	1-	1997 Chevrolet Model C2500 Cab & Chassis Truck, VIN 1GCGC29J04E142002, Asset #2212; Mileage Unknown; (Not Inspected)	****	****
433	4-
1998 Chevrolet Model CK2500 Pickup Trucks, VIN 1GCGC24R3WZ150344, Asset #2218; VIN 1GCGC24R0WZ151564, Asset #2219; VIN 1GCGC24R0WZ150284, Asset #2220; and VIN 1GCGK24R7WZ259229, Asset #2224; Mileage Unknown; (Not Inspected)
Each Value: $5,500/$6,000
			****	****
434	2-	1999 Chevrolet Model C2500 Cab & Chassis Trucks, VIN 1GCGC24R1XF029301, Asset #2228; and VIN 1GCGC24R3XF028084, Asset #2230; Mileage Unknown; (Not Inspected) Each Value: $7,000/$8,000	****	****
435	3-
1999 Chevrolet Model K2500 Cab & Chassis Trucks, VIN 1GCGK24R2XF036213, Asset #2231; VIN 1GCGK24R7XF036014, Asset #2232; and VIN 1GCGK24RXF034578, Asset #2233; Mileage Unknown; (Not Inspected)
Each Value: $7,000/$8,000
			****	****
436	1-	2000 Dodge Model Ram 2500 Quad Cab Pickup Truck, VIN 1B7KF23ZXYJ168456, Asset #2241; Mileage Unknown; (Not Inspected)	****	****
437	1-	2000 Chevrolet Model K2500 Silverado Club Cab Cab & Chassis Truck, VIN 1GCGK29U1YE245981, Asset #2242; Mileage Unknown; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

438	1-	2000 Chevrolet Model C3500 Cab & Chassis Truck, VIN 1GBJC34R1YF468579, Asset #2252; 28,442 Miles Indicated; with Flatbed	****	****

439	1-	2001 Ford Model F-250 Super Duty Cab & Chassis Truck, VIN 1FTNF21L81EB07018, Asset #2267; 60,000 Miles Reported; with Service Bed; (Not Inspected)	****	****

440	1-	2001 Ford Model F-150 Extended Cab Pickup Truck, VIN 1FTRX18W31NA23312, Asset #2269; Mileage Unknown; (Not Inspected)	****	****

441	1-	2003 Chevrolet Model K2500HD Silverado Pickup Truck, VIN 1GCHK24U03E312297, Asset #2271; 104,172 Miles Reported; (Not Inspected)	****	****

442	4-
2003 Chevrolet Model K2500HD Silverado Extended Cab Cab & Chassis Trucks, VIN 1GCHK24U53E7225, Asset #2272; VIN 1GCHK24U23E212511, Asset #2273; VIN 1GCHK23U63F258483, Asset #2275; and VIN 1GCHK29U73E359996, Asset #2276; 86,647, Unknown, Unknown, and Unknown Miles Reported; (Not Inspected)
Each Value: $14,000/$16,000
			****	****

443	2-	2004 Dodge Model Ram 1500 Quad Cab Pickup Trucks, VIN 1D7HU18D14J230091, Asset #2277; and VIN 1D7HU18D34J230089, Asset #2278; Mileage Unknown; (Not Inspected) Each Value: $10,500/$11,500	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

444	1-	2004 Dodge Model Ram 2500 Quad Cab Pickup Truck, VIN 3D7KU28D64G219357, Asset #2279; 153,800 Miles Reported; (Motor Replaced At 145,000 Miles; Not Inspected)	****	****

445	1-	2000 Chevrolet Model K2500 Silverado Club Cab Pickup Truck, VIN 1GCGK29U6YE242476, Asset #2332; Mileage Unknown; (Not Inspected)	****	****

446	2-	2000 Ford Model F-250 Pickup Trucks, VIN 1FTNX21L9YEC05319, Asset #2334; and VIN 1FTNX21L7YEC05318, Asset #2336; Mileage Unknown and 141,649 Miles Indicated Each Value: $9,500/$11,000	****	****

447	1-	2006 Ford Model FL70 Lube Truck, VIN Unknown, Asset #233A; Mileage Unknown; (Not Inspected)	****	****

448	1-	2000 Ford Model F-250 Pickup Truck, VIN 1FTRW031KE90455, Asset #2348; Mileage Unknown; (Not Inspected)	****	****

449	1-	2005 Dodge Model Ram 1500 Quad Cab Pickup Truck, VIN 1D7HA18N85S174096, Asset #2355; 94,300 Miles Reported; (Not Inspected)	****	****

450	1-	2004 Chevrolet Model K2500HD Silverado Extended Cab Pickup Truck, VIN 1GCHK29UX4E111534, Asset #2402; Mileage Unknown; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

451	1-	2000 Ford Model F-250 Pickup Truck, VIN 1FTNW21S0YEC12735, Asset #2419; 115,000 Miles Reported; (Not Inspected)	****	****

452	1-	1997 Chevrolet Model C3500HD Cab & Chassis Truck, VIN 1GBKC34J7VJ105399, Asset #2504; 78,099 Miles Indicated; with Flatbed	****	****

453	1-	1998 Chevrolet Model C2500 Pickup Truck, VIN 1GCGC24R7WZ153568, Asset #2509; Mileage Unknown; (Not Inspected)	****	****

454	2-
2003 Chevrolet Model K2500HD Silverado Extended Cab Cab & Chassis Trucks, VIN 1GCHK29U33E341902, Asset #2510; and VIN 1GCHK29U13E369438, Asset #2512; Unknown and 109,787 Miles Reported; with Flatbed; (Not Inspected)
Each Value: $14,000/$16,000
			****	****

455	3-
2004 Chevrolet Model K2500HD Silverado Extended Cab Pickup Trucks, VIN 1GCHK29U54E162570, Asset #2514; VIN 1GCHK29U64E168068, Asset #2515; and VIN 1GCHK29U14E185098, Asset #2516; 98,117, 114,801, and Unknown Miles Indicated
Each Value: $12,000/$14,000
			****	****

456	1-	2004 Dodge Model Ram 2500 Quad Cab Pickup Truck, VIN 3D7KU28GC14G194004, Asset #2517; 84,552 Miles Reported; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

457	1-	2004 Dodge Model Ram 2500 Quad Cab Pickup Truck, VIN 1DYKU28D94J111930, Asset #2521; 52,117 Miles Indicated	****	****

458	2-
2004 Dodge Model Ram 2500 Quad Cab Pickup Trucks, VIN 3D7KU28D84G219358, Asset #2522; and VIN 3D7KU28DX4G219359, Asset #2523; 93,954 and 67,946 Miles Reported; (Not Inspected)
Each Value: $11,000/$12,500
			****	****

459	4-
2005 Dodge Model Ram 2500 Quad Cab Pickup Trucks, VIN 3D7KS28D05G776515, Asset #2525; VIN 3D7KR26D45G761644, Asset #2527; VIN 3D7KR26D45G734332, Asset #2528; and VIN 3D7KR26DX5G7244816, Asset #2530; Unknown, Unknown, 100,492, and 42,462 Miles Reported; (Not Inspected)
Each Value: $14,500/$16,000
			****	****

460	3-
2005 Dodge Model Ram 2500 Regular Cab Pickup Trucks, VIN 3D7KR26D05G805803, Asset #2531; VIN 3D7KR26D45G805805, Asset #2532; and VIN 3D7KR26D25G805804, Asset #2533; 41,633, Unknown, and 38,805 Miles Indicated
Each Value: $14,500/$16,000
			****	****

461	2-	2006 Dodge Model Ram 2500 Quad Cab Pickup Trucks, VIN 3D7KS28C06G109985, Asset #2534; and VIN 3D7KS28C96G179985, Asset #2535; 77,000 and 105,000 Miles Indicated Each Value: $15,500/$17,000	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

462	1-	2001 Dodge Model Dakota Pickup Truck, VIN 1B7FL26P515114471, Asset #2537; Mileage Unknown	****	****

463	4-
2006 Dodge Model Ram 2500 Quad Cab Pickup Trucks, VIN 1D7KS28C16J155808, Asset #2540; VIN 1D7KS28C86J245621, Asset #2541; VIN 1D7KS28C56J206470, Asset #2543; and VIN 1D7KS28D16J226661, Asset #2547; Unknown, 49,201, 77,098, and 16,807 Miles Reported; (Not Inspected)
Each Value: $15,500/$17,000
			****	****

464	3-
2006 Dodge Model Ram 2500 Quad Cab Pickup Trucks, VIN 3D7KS28C46G128328, Asset #2544; VIN 3D7KS28C96G115543, Asset #2545; and VIN 3D7KS29C76G183645, Asset #2546; 41,280, 52,300, and 20,800 Miles Reported; (Not Inspected)
Each Value: $15,500/$17,000
			****	****

465	2-
2007 Dodge Model Ram 3500HD Extended Cab Cab & Chassis Trucks, VIN 3D6WHV8A57G853002, Asset #2548; and VIN 3D6WH48A97G817197, Asset #2549; 2,248 and 3,900 Miles Reported; (Not Inspected)
Each Value: $30,000/$35,000
			****	****

466	2-
2007 Dodge Model Ram 2500 Extended Cab Pickup Trucks, VIN 3D7KS28A87G832628, Asset #2550; and VIN 3D7KS28AX7G832629, Asset #2551; 16,421 and 6,895 Miles Reported; (Not Inspected)
Each Value: $22,000/$24,000
			****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

467	1-	1996 Chevrolet Model C3500HD Cab & Chassis Truck, VIN 1GBKC34F1TJ111398, Asset #2552; 196,697 Miles Indicated	****	****

468	1-	2001 Ford Model F-150 Crew Cab Pickup Truck, VIN 1FTRW07WX1KE90453, Asset #2602; Mileage Unknown; (Not Inspected)	****	****

469	1-	2003 Chevrolet Model Tahoe K1500 Sport Utility Vehicle, VIN 1GNEK13Z23R315292; Mileage Unknown; (Not Inspected)	****	****

470	4-
1997 Kenworth Model T800 Conventional Tractors, VIN 1XKDDB9X6VR758577, Asset #2702; VIN 1XKDDB9X8VR758578, Asset #2703; VIN 1XKDDB9X6VR758580, Asset #2705; and VIN 1XKDDB9X6VR758586, Asset #2711; 724,561, 283,511, Unknown, and Unknown Miles Indicated, Tandem Axle
Each Value: $5,000/$6,000
			****	****

471	8-
1998 Smith Co. 40’ Side Dump Trailers, VIN 1S9SS4235WL476258, Asset #2750; VIN 1S9SS4238WL4762585, (1998), Asset #2751; VIN 1S9SS423XVL476237, (1997), Asset #2752; VIN 1S9SS4238VL476236, (1997), Asset #2753; VIN 1S9SS4238VL476236, (1997), Asset #2754; VIN 1S9SS423XVL476223, (1997), Asset #2755; VIN 1S9SS4233VL476225, (1997), Asset #2756; and VIN 1S9SS4235WL476261, (1997), Asset #2757; (Not Inspected)
Each Value: $30,000/$35,000
			****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

472	3-	1997 Ranco 30’L Dump Trailers, VIN 1R9BS604VL008738, Asset #2758; VIN 1R9BSB608VL008712, Asset #2759; and VIN Unknown, Asset #2760; Each Value: $25,000/$30,000	****	****

473	1-	1999 Ranco 30’L Dump Trailer, VIN 1R9SP1508XL008113, Asset #2772; (Not Inspected)	****	****

474	1-	1997 Ranco Dump Trailer, VIN 1R9BS305RL008080, Asset #2773; (Not Inspected)	****	****

475	1-	1997 Ranco Dump Trailer, VIN 1R9BS606WL008970, Asset #2774; (Not Inspected)	****	****

476	1-	Dolly Trailer, VIN SPECM-00, Asset #2775; (Not Inspected)	****	****

477	1-	1997 Ranco Dolly Trailer, VIN 1R9SP1502VL008072, Asset #2784; (Not Inspected)	****	****

478	2-	1999 Ranco Model ULW21-36-3 36’ Dolly Trailers, VIN 1R9BSC303XL008582, Asset #2785; and VIN 1R9BSB306XL008585, Asset #2786; (Not Inspected) Each Value: $6,000/$7,000	****	****

479	1-	1999 Ranco Dolly Trailer, VIN 1R9SP1507XL008121, Asset #2787; (Not Inspected)	****	****

480	1-	36” x 30’ Power Belt Conveyor, S/N 9-36- 7834AA, Asset #3008; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

481	3-	30” x 100’L Power Belt Conveyors, S/N 9-30-7763AA, Asset #3009; S/N 9-30- 7762AA, Asset #3010; and S/N 9-30- 7761AA, Asset #3011; (Not Inspected) Each Value: $12,000/$15,000	****	****

482	3-	30" x 60’L Power Belt Conveyors, S/N 9- 30-8022AA, Asset #3013; S/N 9-30- 8021AA, Asset #3014; and S/N 9-30- 8073AA, Asset #3021; (Not Inspected) Each Value: $10,000/$12,000	****	****

483	1-	30” x 30’L Power Belt Conveyor, S/N 9- 30-8030AA, Asset #3024; (Not Inspected)	****	****

484	1-	Estimated 150-Ton, 110’L Truck Scale, Asset #3025; (Not Inspected)	****	****

485	1-	Caterpillar Crawler Tractor, S/N 77V16709, Asset #3032; (Not Inspected; Information Insufficient To Appraise)	—	—

486	1-	Simplicity Screen, S/N 9-4205A, Asset #3033, (1995); (Not Inspected)	****	****

487	1-	Kolberg Sand Screw, S/N 9-9379A, Asset #3034, (1990); (Not Inspected)	****	****

488	1-	Eagle Sand Screw, S/N 9-9385A, Asset #3035, (1990)	****	****

489	1-	Caterpillar Model 980G 4-Wheel Drive Articulated Wheel Loader, S/N 2KR02032, Asset #3036, (1998); 136” Bucket Width, Caterpillar Diesel Engine; with EROPS	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation North Las Vegas, Nevada

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

490	1-	Lot of Miscellaneous Support Equipment, To Include: Bucket Attachments; Excavating Attachments; Miscellaneous Trailers; Miscellaneous Conveyors; Barriers; Forms; etc.	****	****

	Total Appraised Values —		$7,426,500	$8,566,200

Meadow Valley Corporation
4635 Andrews St., Suite F (Various Sites)
North Las Vegas, Nevada

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Meadow Valley Corporation
11500 W. Beardsley Road
Sun City, Arizona

Appraisal
Meadow Valley Corporation
11500 W. Beardsley Road
Sun City, Arizona
Machinery & Equipment

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

491	1-	Besser Model M-12 12-Yard Portable Concrete Batch Plant, (2000); 260 Yards/Hour To Include:	$ ****	$ ****
(1) 335,000-Lb. Aggregate Storage Bin; 4-Compartment, Welded Steel, Conical Bottom
(1) 12-Yard Capacity Weigh Scale Hopper
(1) 36"W x 50'L Under Weigh Batch Hopper Feed Conveyor
(4) 24"W x 90'L Fixed Aggregate Hopper Feed Conveyors
(1) 10' x 12' 40-Ton 4-Compartment Feed Hopper
(1) 54/84-Ton Split Capacity Cement Silo; Welded Carbon Steel, Conical Bottom
(1) 50-Ton Capacity Fly Ash Silo; Welded Carbon Steel, Conical Bottom
(1) 12-Yard 10,000-Lb. Cement Weigh Batch Hopper
(1) Gardner Denver Silo Loading Blower, 50 hp
(1) C&W Dust Collector; 72-Bag, 4"D x 8'H/Bag
(1) 10,000-Gallon Capacity Water Heated Storage Tank; with Power Flame Natural Gas Burning Unit
(2) Ingersoll-Rand Model 30T 10 hp Reciprocating Air Compressors

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Sun City, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

(1) Aceco Model Scorpion Concrete Batch Computer Controls
(-) All Necessary Supports; Motor Control Panel; Electrics; Piping; and Accessories
492	1-	Bobcat Model 2400 Skid Steer Loader, S/N 506511601, (1990); with Bucket; and ROPS	****	****
493	1-	Caterpillar Model 262B Skid Steer Loader, S/N PDT04360, (2007); Hours Unknown, 72” Bucket, Caterpillar Diesel Engine; with ROPS/FOPS	****	****
494	1-	10' x 44' Office Trailer; with Air Conditioning Unit	****	****
495	1-	2005 LBT 4,100-Cubic Foot Bulk Trailer, VIN 4J8B054175T006609; 377,000 Lb. Maximum Load	****	****
496	1-	2006 Retesa 308,880-Lb. Bulk Trailer, VIN 3R9T215516M001810; (S/N 206- RTE-1T3810)	****	****
497	1-	Onan Model 275DFBF-4960364 275 kw Generator, S/N F010246176, (2001); Cummins Diesel Engine; with Onan Model Power Command Control Panel	****	****
498	1-	Empire Power Systems Model DF4400V Generator, S/N 3766537; 6-Cylinder, 4 Cycle, Oval Diesel Engine; with MQ Power Control Panel	****	****
499	1-	Nogales Highway Iron & Steel 10,000-Lb. Diesel Fuel Tank; Welded Steel Construction; with Fuel Pump; Dispensing Unit and Piping	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Sun City, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

500	1-	10' x 30' Office Trailer; (Not Inspected)	****	****

501	1-
Lot of Batch Plant Support Equipment, To
Include: Conex Storage Containers; Drill
Press; Honda 5 hp Model GC160 Power
Washer; Chop Saw; Double-End
Grinders; Miller Model Millermatic 251
Welder; Barrel Pumps; Parts Racking In
Storage; etc.
			****	****

	Total Appraised Values —		$325,700	$407,500

Meadow Valley Corporation 11500 W. Beardsley Road Sun City, Arizona

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Meadow Valley Corporation
39245 N. Schnepf Road
Queen Creek, Arizona

Appraisal
Meadow Valley Corporation
39245 N. Schnepf Road
Queen Creek, Arizona
Machinery & Equipment

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

502	1-	Besser Model M-12 12-Yard Portable Concrete Batch Plant, S/N 33083, (2000); 260 Yards/Hour To Include:	****	****
(1) 335,000-Lb. Aggregate Storage Bin; 4-Compartment, Welded Steel, Conical Bottom
(1) 12-Yard Capacity Weigh Scale Hopper
(1) 36”W x 50’L Under Weigh Batch Hopper Feed Conveyor
(4) 24”W x 90’L Fixed Aggregate Hopper Feed Conveyors
(1) 10’ x 12’ 40-Ton 4-Compartment Feed Hopper
(1) 54/84 Ton Split Capacity Cement Silo; Welded Carbon Steel, Conical Bottom
(1) 50-Ton Capacity Fly Ash Silo; Welded Carbon Steel, Conical Bottom
(1) 12-Yard 10,000-Lb. Cement Weigh Batch Hopper
(1) Gardner Denver Silo Loading Blower, 50 hp
(1) C&W Dust Collector; 72-Bag, 4“D x 8’H/Bag
(1) 10,000-Gallon Capacity Water Heated Storage Tank; with Thermal Engineering Natural Gas Burning Unit
(1) Ingersoll-Rand Model 30T 10 hp Reciprocating Air Compressor

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

(1) Aceco Model Scorpion Concrete Batch Computer Controls
(-) All Necessary Supports; Motor Control Panel; Electrics; Piping; and Accessories

503	1-	Ingersoll-Rand Model UP6-15C-125 Rotary Screw Air Compressor, S/N UP7218U07324, (2007), 15 hp; 629 Hours Indicated, 125 psig	****	****

504	1-	Nogales Highway Iron & Steel 10,000-Gallon Diesel Fuel Tank; Welded Steel Construction; with Fuel Pump; Dispensing Unit and Piping	****	****

505	1-	Caterpillar Model 980G 4-Wheel Drive Articulated Wheel Loader, S/N 2KR00942, (1996); Hours Unknown, 136” Bucket Width, Caterpillar Diesel Engine; with EROPS	****	****

506	1-	Miller Model Millermatic 251 250-Amp Arc Welder, S/N LF159138, (2005); Cart Mounted; with Welding Gun Attachment	****	****

507	1-	Landa Model SEHW 6-3500 Pressure Washer; 650 Hours Indicated, 3,500-psi, Kerosene Operated	****	****

508	1-
2006 Chevrolet Model C2500HD Silverado Pickup Truck, VIN 1GBHC24046E160854; 11,757 Miles Indicated; with Service Box; Miller Model Bobcat 225 Welder Generator, S/N LG091982, (2006); and 8 hp Gasoline Powered Reciprocating Air Compressor
			****	****

509	1-	2005 Retesa 308,880-Lb., 30,300-Gallon Bulk Trailer, VIN 3R9T215576M001651; with Estimated 25 hp Drive Blower	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

510	1-	Butler 40,000-Cubic Foot Bulk Trailer, S/N 7472543, Asset #6012, (1976)	****	****

511	1-	2006 Drake 6’ x 18’ Flatbed Trailer, VIN 1D9BU24286P472481	****	****

512	1-	PJ Trailers 6’ x 12’ Dump Trailer; with Articulating Dump Bed	****	****

513	1-	2000 Chevrolet Model C1500 Silverado Club Cab Pickup Truck, VIN 2GCEC19V8Y1287072	****	****

514	1-	10’ x 44’ Office Trailer, Asset #038298; with Air Conditioning Unit	****	****

515	1-	Bobcat Model 553 Skid Steer Loader, S/N 516312222K, (1999); 1,239 Hours Indicated, 50” Bucket Width, Kubota Diesel Engine; with ROPS	****	****

516	1-	2000 Ford Model F-650 Estimated 2,000- Gallon Water Truck, VIN 3FDNF651XYM829454; with Interpipe Equipment; 2,000-Gallon Water Storage Tank, S/N 2162, (2000)	****	****

517	1-	1997 Kenworth Model T800 Conventional Tractor, VIN 1XKDDB0X7WR767030	****	****

518	1-	1984 Fruehauf Bulk Trailer, VIN 1H4B04122EL009304, Asset #6004	****	****

519	1-	1980 Trailmobile Bulk Trailer, VIN 1PTB26CJ2A4000778, Asset #5009	****	****

520	1-	1997 Kenworth Model T800 Conventional Tractor, VIN 1XKDDB9X1VR758583, Asset #2708	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

521	1-	1997 Kenworth Model T800 Conventional Tractor, VIN 1XKDDB9X5VR758585, Asset #2710	****	****

522	1-	1991 Kenworth Model T600 Conventional Tractor, VIN 1XKADR9X3MS556024, Asset #5002	****	****

523	1-	2002 Kenworth Model W900 L Conventional Tractor, VIN 1XKWDB9X52R885812, Asset #6001	****	****

524	1-	1995 Kenworth Model T600 Conventional Tractor, VIN 1XKAD99X7SS671061, Asset #6002	****	****

525	1-	1995 Kenworth Model T600 Conventional Tractor, VIN 1XKAD99X9SS671062, Asset #6006	****	****

526	1-	1995 Kenworth Model T450 Conventional Tractor, VIN 1XKND99X5SJ664049, Asset #6007	****	****

527	1-	1999 Ranco Dolly Trailer, VIN 1R9BSC309XL008621, Asset # 2782 ; (Not Inspected)	****	****

528	1-	1990 Ranco Trailer, VIN 1R98SB30XL008623, Asset #2783; (Not Inspected)	****	****

529	1-	1970 Fruehauf Trailer, VIN UNM378302, Asset #6005; (Not Inspected)	****	****

530	1-	1982 Fruehauf 40’ Trailer, VIN 1H4B0402XCZ008013, Asset # 6008 ; (Not Inspected)	****	****

531	1-	1979 Heil Trailer, VIN 930376, Asset #6009; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

532	1-	1984 Fruehauf 42’ Van Trailer, VIN 1H4B04221EL012113, Asset #6010	****	****

533	1-	2006 Heil Model 10004/CFM 1040 Cu. Ft Bulk Trailer, VIN 5HTSN422765T35279, Asset #6014	****	****

534	1-	2006 Heil Model 10004/CFM 1040 Cu. Ft Bulk Trailer, VIN 5HTSN422765T35280, Asset #6015	****	****

535	1-	2006 Heil Model 10004/CFM 1040 Cu. Ft Bulk Trailer, VIN 5HTSN422765T35538, Asset #6016	****	****

536	1-	2006 Heil Model 10004/CFM 1040 Cu. Ft Bulk Trailer, VIN 5HTSN422065T35539, Asset #6017	****	****

537	1-	2006 Chevrolet Cab & Chassis Truck, VIN 1GBHC24046E16854, Asset #6022	****	****

538	1-	2001 Chrysler Model PT Cruiser Automobile, VIN 3C8FY4BB01T538936, Asset #2603; (Not Inspected)	****	****

539	1-	2003 Chevrolet Model K1500 Silverado Extended Cab Pickup Truck, VIN 2GCEK19T931239736, Asset #2606	****	****

540	1-	2004 Dodge Model Ram 1500 Crew Cab Pickup Truck, VIN 1D7HA18D44S684418, Asset #2607	****	****

541	1-	2004 Dodge Model Ram 1500 Crew Cab Pickup Truck, VIN 1D7HA18D64S684419, Asset #2608	****	****

542	1-	2005 Dodge Model Ram 2500 Crew Cab Pickup Truck, VIN 3D7KR28D65G776157, Asset #2609	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

543	1-	2005 Dodge Model Ram 1500 Crew Cab Pickup Truck, VIN 1D7HA18N65S213462, Asset #2610	****	****

544	1-	2005 Dodge Model Ram 1500 Crew Cab Pickup Truck, VIN 1D7HA18N45S213461, Asset #2611	****	****

545	1-	2005 Dodge Model Ram 1500 Crew Cab Pickup Truck, VIN 1D7HA18N75S299686, Asset #2613	****	****

546	1-	2005 Chrysler Model 300C Automobile, VIN 2C3JAS3625H628382, Asset #2612; (Not Inspected)	****	****

547	1-	2006 Chevrolet Model C1500 Silverado Crew Cab Pickup Truck, VIN 2GCEC13T161242608, Asset #2614	****	****

548	1-	2006 Chevrolet Model C2500 Silverado Pickup Truck, VIN 1GCHC23U0BF166853, Asset #2615	****	****

549	1-	2000 Kenworth Model W900 BM-III Conventional 6X4 Mixer Truck, VIN 1NKWL00X1YR835464, Asset #2630	****	****

550	1-	2000 Kenworth Model W900 BM-III Conventional 6X4 Mixer Truck, VIN 1NKWL00X5YR835466, Asset #2631	****	****

551	1-	2000 Kenworth Model W900 BM-III Conventional 6X4 Mixer Truck, VIN 1NKWL00X2YR835473, Asset #2632	****	****

552	1-	2000 Kenworth Model W900 BM-III Conventional 6X4 Mixer Truck, VIN 1NKWL00X4YR835474, Asset #2633	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

553	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X6YR835475, Asset #2634	****	****

554	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X0YR841773, Asset #2635	****	****

555	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X2YR841774, Asset #2636	****	****

556	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X6YR841776, Asset #2637	****	****

557	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X8YR841777, Asset #2638	****	****

558	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X4YR841775, Asset #2639	****	****

559	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X1YR841779, Asset #2640	****	****

560	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00XXYR841781, Asset #2641	****	****

561	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X6YS850079, Asset #2642	****	****

562	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X2YS846692, Asset #2643	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

563	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X1YS846697, Asset #2644	****	****

564	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X5YS846699, Asset #2645	****	****

565	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X3YS848337, Asset #2646	****	****

566	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X4YS850081, Asset #2647	****	****

567	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X5YS848338, Asset #2648	****	****

568	1-	2000 Kenworth Model W900 BM-III Conventional 6 X4 Mixer Truck, VIN 1NKWL00X3YS848385, Asset #2649	****	****

569	1-	2000 Kenworth Model W900 BM-III Conventional 6X4 Mixer Truck, VIN 1NKWL00X0YS848389, Asset #2650	****	****

570	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X9YS848388, Asset #2651	****	****

571	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X1YS848384, Asset #2652	****	****

572	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X2YS848393, Asset #2653; (Not In Service; Inoperable)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

573	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X9YS848391, Asset #2654	****	****

574	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X4YS848394, Asset #2655	****	****

575	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X3YS850086, Asset #2656	****	****

576	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X8YS850097, Asset #2657	****	****

577	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X7YS848339, Asset #2658	****	****

578	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X0YS848344, Asset #2659	****	****

579	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00XXYS848383, Asset #2660	****	****

580	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X7YR858912, Asset #2661	****	****

581	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X9YR858913, Asset #2662	****	****

582	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X0YR858914, Asset #2663	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

583	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X8YR858918, Asset #2664; (Appraised As Inoperable)	****	****

584	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X4YS854275, Asset #2665	****	****

585	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X2YS854274, Asset #2666	****	****

586	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X6YS854276, Asset #2667	****	****

587	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00XXYS854278, Asset #2668	****	****

588	1-	2000 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X3YR858910, Asset #2669	****	****

589	1-	2003 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX33R893934, Asset #2670 (Leased)	—	—

590	1-	2003 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX43R389070, Asset #2671 (Leased)	—	—

591	1-	2003 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX63R389068, Asset #2672 (Leased)	—	—

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

592	1-	2003 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX43R389117, Asset #2673; (Leased)	—	—

593	1-	2003 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX63R389118, Asset #2674; (Leased)	—	—

594	1-	2003 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX03R389101, Asset #2675; (Leased)	—	—

595	1-	2003 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX53R389109, Asset #2676; (Leased)	—	—

596	1-	2003 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX83R389119, Asset #2677; (Leased)	—	—

597	1-	2004 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX74J057642, Asset #2678; (Leased)	—	—

598	1-	2004 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX94J057643, Asset #2679; (Leased)	—	—

599	1-	2004 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX64J057647, Asset #2680; (Leased)	—	—

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

600	1-	2004 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX24J057645, Asset #2681; (Leased)	—	—

601	1-	2004 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX04J057644, Asset #2682; (Leased)	—	—

602	1-	2004 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX14R057301, Asset #2683; (Leased)	—	—

603	1-	2004 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EXX4R057278, Asset #2684; (Leased)	—	—

604	1-	2004 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX94R057272, Asset #2685; (Leased)	—	—

605	1-	2004 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX24R057291, Asset #2686; (Leased)	—	—

606	1-	2004 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL0EX54R57298, Asset #2687; (Leased)	—	—

607	1-	2005 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X45J097413, Asset #2688; (Leased)	—	—

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

608	1-	2005 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X65J097414, Asset #2689; (Leased)	—	—

609	1-	2005 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00XX5J097416, Asset #2690; (Leased)	—	—

610	1-	2005 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X25J097412, Asset #2691; (Leased)	—	—

611	1-	2005 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X85J097415, Asset #2692; (Leased)	—	—

612	1-	2005 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X15J097417, Asset #2693; (Leased)	—	—

613	1-	2005 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X35J097418, Asset #2694; (Leased)	—	—

614	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X36R125303, Asset #2695; (Leased)	—	—

615	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X06R125307, Asset #2696; (Leased)	—	—

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

616	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X76R125305, Asset #2697; (Leased)	—	—

617	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X56R125304, Asset #2698; (Leased)	—	—

618	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X96R125306, Asset #2699; (Leased)	—	—

619	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1KWL00X06R125310, Asset #6500; (Leased)	—	—

620	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWLI00X46R125309, Asset #6501; (Leased)	—	—

621	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X86R125314, Asset #6502; (Leased)	—	—

622	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X26R125308, Asset #6503; (Leased)	—	—

623	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X26R125311, Asset #6504; (Leased)	—	—

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

624	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X46R125312, Asset #6505; (Leased)	—	—

625	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X66R125313, Asset #6506; (Leased)	—	—

626	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X16R125316, Asset #6507; (Leased)	—	—

627	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X36R125317, Asset #6508; (Leased)	—	—

628	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00XX6R125315, Asset #6509; (Leased)	—	—

629	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X56R125318, Asset #6510; (Leased)	—	—

630	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X76R125319, Asset #6511; (Leased)	—	—

631	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X36R125320, Asset #6512; (Leased)	—	—

Appraisal —	Meadow Valley Corporation Queen Creek, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

632	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X56R125321, Asset #6513 ; (Leased)	—	—

633	1-	2006 Kenworth Model W900 BM-V Conventional 6X4 Mixer Truck, VIN 1NKWL00X76R125322, Asset #6514 ; (Leased)	—	—

634	1-
Lot of Maintenance Service Equipment, To Include: Conex Portable Storage Trailers; Hand Tools; 5 hp Reciprocating Air Compressor; Workbenches; Portable Lighting; Portable Heaters; Battery Chargers; Workbenches; etc.
			****	****

	Total Appraised Values —		$2,182,850	$2,542,100

Meadow Valley Corporation 39245 N. Schnepf Road Queen Creek, Arizona

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Meadow Valley Corporation
6204 W. Southern Avenue
Tolleson, Arizona

Appraisal

Meadow Valley Corporation
6204 W. Southern Avenue
Tolleson, Arizona

Machinery & Equipment

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

635	1-	Stephens Model Thoroughbred 240-Yard/Hour 2,500-Yard/Day Portable Concrete Batch Plant, (2006); To Include:	$ ****	$ ****

(1) 335,000-Lb. Aggregate Storage Bin; 4-Compartment, 12-Yard, Welded Steel, Conical Bottom
(1) 12-Yard Capacity Weigh Scale Hopper
(1) 36”W x 50’L Under Weigh Batch Hopper Feed Conveyor
(4) 24”W x 90’L Fixed Aggregate Hopper Feed Conveyors
(1) 10’ x 12’ 40-Ton 4-Compartment Feed Hopper
(1) 56/96-Ton Split Capacity Cement Silo; Welded Carbon Steel, Conical Bottom
(1) 60-Ton Capacity Fly Ash Silo; Welded Carbon Steel, Conical Bottom
(1) 12-Yard 10,000-Lb. Cement Weigh Batch Hopper
(1) Gardner Denver Silo Loading Blower, 50 hp
(1) C&W Model CP1900 Dust Collector; 72-Bag, 4”D x 8’H/Bag
(1) 10,000-Gallon Capacity Water Heated Storage Tank; with Kemco Direct Contact Natural Gas Burning Unit
(1) Ingersoll-Rand Model 30T 15 hp

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Tolleson, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

Reciprocating Air Compressor (1) Aceco Model Scorpion Concrete Batch Computer Controls (-) All Necessary Supports; Motor Control Panel; Electrics; Piping; and Accessories

636	1-	2006 Retesa 30,300-Gallon Bulk Trailer, VIN 3R9T215566M001866	****	****

637	1-	Bobcat Model 753 Skid Steer Loader, S/N 515833534, (2000); Hours Unknown, 54” Bucket Width; with Kubota Diesel Engine; and ROPS	****	****
638	1-	Lot of Maintenance Equipment, To Include: Conex Storage Containers; Drill Press; Hand Tools; Power Tools; Saws; Double-End Grinders; Pumps; Parts Racking In Storage; etc.	****	****

	Total Appraised Values —		$427,500	$535,500

Meadow Valley Corporation 6204 W. Southern Avenue Tolleson, Arizona

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Meadow Valley Corporation
731 North 19th Avenue
Phoenix, Arizona

Appraisal
Meadow Valley Corporation
731 North 19th Avenue
Phoenix, Arizona
Machinery & Equipment

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

639	1-	CMI 440-Ton/Hour Asphalt Batch Plant, (1997); To Include:	****	****
(1) Aggregate Hopper Trailer; with (5) 10-Yard Hoppers
(1) 75’L x 36”W Aggregate Infeed Conveyor
(1) Dakota Kolberg Screening Trailer; with 8’W x 10’L Vibratory Screener; 48”W x 30’L Inclined Aggregate Conveyor; and 6’W x 8’L Vibratory Screener, S/N 1525A/404921, (2004)
(1) 75’L x 48”W Aggregate Conveyor
(1) Gencor 400UDP 440-Ton/Hour Asphalt Drum, S/N 400UDP-147314-05-48, (2006)
(1) CMI Model RA-418-PTD Bag House, S/N 123, (1997); Trailer Mounted
(1) Dakota Storage Silo, S/N 1566, (2004)
(1) CMI Model SE195 Silo and Slat, S/N 154, (1997)
(1) MAC Systems Silo Baghouse, S/N 64388-001-1, (2004)
(1) CMI Model PC 3047 Virgin Scale Conveyor, S/N 236, (1997)
(1) CEI Model C-HT-35P-CFH 35,000-Gallon Bulk Trailer, S/N C07-005; with Model CEI-1800A Boiler Set, S/N C06-132

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value
(1) 30,000-Gallon Bulk Storage Trailer
(1) CMI Model PEC 3U Control House, S/N 00197, (1997)
(1) Cummins Model QST30-G 1,000-kW Generator Set, S/N 37214205/J040700380; Trailer Mounted
(1) Ingersoll Rand Air Compressor, S/N 334653UAN295, (1993)
(-) All Necessary Supports; Motor Control Panel; Electrics; Piping; Maintenance Equipment; and Accessories

640	1-	Caterpillar 45-kW Generator, S/N 98-10-6314, (1997); 10,878 Hours Indicated	****	****

641	1-	1987 Ford Model LN8000F Service Truck, VIN 1FTYR82A8HVA45196; 486,051 Miles Indicated	****	****

642	1-	1983 International Model S Series 1954 Conventional Cab Service Truck, VIN 1HTAA1951DHA30353; 186,064 Miles Reported; (Not Inspected)	****	****

643	1-	1984 International Model S Series 2375 Conventional Cab Service Truck, VIN 1HTDA2372EHA17870; 2,250 Miles Indicated	****	****

644	1-	2001 Kenworth Model T300 Conventional Cab Service Truck, VIN 2NKMHD7X11M877927, Asset #224; 35,976 Miles Indicated	****	****

645	1-	1991 International Model Series 4900 Estimated 4,000-Gallon Water Truck, VIN 1HTSDZ7R1MH312201, Asset #0226; 160,131 Miles Reported; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

646	1-	1998 International Model Series 8100 Estimated 4,000-Gallon Water Truck, VIN 1HSHCAHR7WH505893, Asset #0228; 351,870 Miles Indicated	****	****

647	1-	2000 International Model 9100I Estimated 4,000 Gallon Water Truck, VIN 1HSCBAHR8YJ076319, Asset #0230; 304,796 Miles Indicated	****	****

648	1-	2001 Freightliner Model FL80 Estimated 4,000 Gallon Water Truck, VIN 1FUJBXAK31HH21547, Asset #0231; 227,171 Miles Indicated	****	****

649	1-	2004 Ford Model F-550 Cab & Chassis Truck, VIN 1FDAF56P74EC32202, Asset #0238; 116,135 Miles Reported; (Not Inspected)	****	****

650	1-	1996 Freightliner Model FL70 Estimated 2,000-Gallon Water Truck, VIN 1FV6HFAA4TL700043, Asset #0247; 424,798 Miles Reported; (Not Inspected)	****	****

651	1-	1996 Peterbilt Model 385 Estimated 4,000-Gallon Water Truck, VIN 1XPGDE9X9TN375827, Asset #0248; 762,009 Miles Reported; (Not Inspected)	****	****

652	1-	Caterpillar Model IT28F 4-Wheel Drive Articulated Wheel Loader, S/N 3CL01822, Asset #0304, (1996); 11,913 Hours Indicated, 100” Bucket Width, Caterpillar Diesel Engine; with EROPS	****	****

653	1-	Asphalt Reheat Systems Infrared Seam Heater, S/N 100310, Asset #0350, (1998); 759 Hours Indicated	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

654	1-	Caterpillar Model 980G 4-Wheel Drive Articulated Wheel Loader, S/N 2KR03371, Asset #0352, (1999); 13,101 Hours Indicated, 136” Bucket Width, Caterpillar Diesel Engine; with EROPS	****	****

655	1-	John Deere Model 317 Skid Steer Loader, S/N T00317A103565, Asset #0357, (2005); 1,379 Hours Indicated, 66” Bucket Width, John Deere Diesel Engine; with ROPS	****	****

656	1-	Caterpillar Model 980H 4-Wheel Drive Articulated Wheel Loader, S/N JMS00908, Asset #0360, (2006); 2,986 Hours Indicated, 136” Bucket Width, Caterpillar Diesel Engine; with EROPS	****	****

657	1-	John Deere Model 644J 4-Wheel Drive Articulated Wheel Loader, S/N DW644JX606661, Asset #0363, (2006); 734 Hours Indicated, 114.2” Bucket Width, John Deere Diesel Engine; with ROPS	****	****

658	1-	John Deere Model 210LE Wheel Loader, S/N T0210LR882172, Asset #0418, (2003); 4,075 Hours Reported, 86” Bucket Width, John Deere Diesel Engine; with Low Jack; and ROPS; (Not Inspected)	****	****

659	1-	John Deere Model 310SG Backhoe, S/N T0310SG944508, Asset #0419, (2005); 1,628 Hours Indicated; Diesel Engine; with Low Jack; and ROPS	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

660	1-	John Deere Model 844J 4-Wheel Drive Articulated Wheel Loader, S/N DW844JX603406, Asset #0420, (2006); 3,073 Hours Indicated, 136.2” Bucket Width, John Deere Diesel Engine; with EROPS/FOPS	****	****

661	1-
John Deere Model 310SG Tractor Loader Backhoe, S/N T0310SG956184, Asset #0422, (2006); 1,405 Hours Indicated, 24” Bucket Width, 1.13-Cu. Yard Bucket Capacity, John Deere Diesel Engine; with Low Jack; and ROPS/FOPS
			****	****

662	1-	Ingersoll-Rand Model IR1044C Lift Truck, S/N 177011, Asset #0519, (2004); 2,990 Hours Indicated	****	****

663	1-	Ingersoll-Rand Model IR1044C Lift Truck, S/N 177012, Asset #0520, (2004); 2,594 Hours Indicated	****	****

664	1-	Ingersoll-Rand Model IR1056C Lift Truck, S/N 183745, Asset #0521, (2005); 1,866 Hours Indicated	****	****

665	1-	Ingersoll-Rand Model IR1056C Lift Truck, S/N 185711, Asset #0523, (2005); 1,902 Hours Reported; (Not Inspected)	****	****

666	1-	Miller Model Bobcat 250 250-Amp Welder Generator, S/N LG033697, (2006); with Welding Gun Attachment	****	****

667	1-	Ingersoll-Rand Model IR1044C Lift Truck, S/N 184575, Asset #0524, (2005); 1,655 Hours Reported; (Not Inspected)	****	****

668	1-	Ingersoll-Rand Model IR1056C Lift Truck, Asset #0525, (2007); 417 Hours Reported; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

669	1-	1961 Freuhauf 28’ Van Trailer, VIN VVG-349311, Asset #0603; (Not Inspected)	****	****

670	1-	1961 Trailmobile 40’ Van Trailer, VIN 6-08474, Asset #0604; (Not Inspected)	****	****

671	1-	Freuhauf 40’ Van Trailer, VIN APC787470, Asset #0606; (Not Inspected)	****	****

672	1-	RMI/SRT Daley Model 1320 40’ Flatbed Trailer, S/N 7L026002, Asset #0615; (Not Inspected)	****	****

673	1-	RMI/SRT Daley Model 1316 Flatbed Trailer, S/N V6365103, Asset #0616, (1970); (Not Inspected)	****	****

674	1-	1978 Dorsey 40’ Van Trailer, VIN 57327, Asset #0620; (Not Inspected)	****	****

675	1-	1998 Big Tex 6’ x 12’ Flatbed Trailer, VIN 16VFX2029W1304678, Asset #0635	****	****

676	1-	1995 Big Tex 16’ Flatbed Trailer, VIN 16VPX1629S1E68872, Asset #0639; (Not Inspected)	****	****

677	1-	1971 Yarbrough Van Trailer, VIN 10937073, Asset #0646	****	****

678	1-	Custom Built 14’ Flatbed Trailer, VIN 1D121827800, Asset #0647; (Not Inspected)	****	****

679	1-	1988 Trailmobile 48’ Van Trailer, VIN 1PT011NH8J9008331, Asset #0654; (Not Roadworthy, Appraised as Inoperable)	****	****

680	1-	Strick Van Trailer, S/N 169963, Asset #0659, (1970)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

681	1-	Grove Model RT760 60-Ton Rough Terrain Hydraulic Crane, S/N 78705, Asset #0705, (1993); 12,470 Hours Indicated, 54.4 MT Lift Capacity, 110’ Boom Length, Cummins Diesel Engine; with 4-Section Boom	****	****

682	1-	Clark Model 990TC 90-Ton Truck Mounted Lattice Boom Crane, S/N 739A163751A-11, Asset #0751, (1977); 2,843 Hours Indicated, 130’ Boom, 40’ Jib, 4-Speed Transmission	****	****

683	1-	Grove Model RT760E 60-Ton Rough Terrain Hydraulic Crane, S/N 224164, Asset #0752, (2005); 3,920 Hours Indicated, 110’ Boom Length, 54.4 MT Lift Capacity, Cummins Diesel Engine	****	****

684	1-	Genie Model S60 Aerial Lift, S/N S6003- 9159, Asset #0762, (2004); 2,728 Hours Indicated, 500-Lb. Platform Capacity, 60’2” Lift Height	****	****

685	1-	Genie Model S60 Aerial Lift, S/N 11128, Asset #0763, (2005); 1,962 Hours Indicated, 500-Lb. Platform Capacity, 60’2” Lift Height	****	****

686	1-	Genie Model S60 Aerial Lift, S/N S60- 2005-11137, Asset #0764, (2005); 2,133 Hours Indicated, 500-Lb. Platform Capacity, 60’2” Lift Height	****	****

687	1-	Ingersoll-Rand Model 185 185-cfm Portable Air Compressor, S/N Unknown, Asset #0808, (1998); 2,141 Hours Indicated	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

688	1-	Caterpillar Model 3406PC Estimated 350- kW Generator, S/N 90U978, Asset #0811, (1978)	****	****

689	1-	Hanco Mfg. Co. 15-kW Generator, S/N 402807, Asset #0818, (2007); 2,610 Hours Reported; with Van Trailer; (Not Inspected)	****	****

690	1-	1998 Big Tex 8’ x 14’ Flatbed Trailer, VIN 16VCX2026W1D00030, Asset #0833.1	****	****

691	2-	1998 Big Tex 8’ x 20’ Water Trailers, VIN 16VFX2023W1304742, Asset #0833.3 Each Value: $2,500/$3,000	****	****

692	1-	1998 Big Tex 8’ x 14’ Flatbed Trailer, VIN 16VFX1422W1H02886, Asset #0833.4	****	****

693	1-	Big Tex 8’ x 20’ Flatbed Trailer, VIN AZ262527, Asset #0823.6; (Not Inspected)	****	****

694	1-	Bidwell Model BR202HD Paver, S/N BR88661-SV-HD, Asset #0834, (1988)	****	****

695	1-	Bidwell Model 4800 Paver, S/N 48-98901-2-HD-D, Asset #0835, (1998); 1,130 Hours Reported; with (2) Bidwell Tiners, S/N BR82476-2-HD, and S/N BR76244-2; (Not Inspected)	****	****

696	1-	Water Buffalo 500-Gallon Water Trailer, S/N AZ173796, Asset #0840	****	****

697	1-	Custom Built Trailer, Asset #804.1, (2007); (Not Inspected)	****	****

698	1-	Bidwell Work Bridge	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

699	1-	Allmand Light Plant, S/N 880525, Asset #0855; 7,706 Hours Inspected	****	****

700	1-	Allmand Model Night-Lite Pro 4 x 1250 Watt Light Plant, S/N 0931PR007, Asset #0855.1, (2007)	****	****

701	3-
Ingersoll-Rand Model LJ-185 185-cfm Portable Air Compressors, S/N 4FVCABAA46U368067, Asset #0863; S/N 4FVCABAA66U368068, Asset #0864; and S/N 4FVCABAA86U368069, Asset #0865, (2006); 624, 305, and 233 Hours Inspected Each Value: $10,000/$12,000
			****	****

702	1-	Klein Model 12CD Portable Hurricane Pump, S/N 36738C, Asset #0907, (2002)	****	****

703	1-	Klein Model 12CD Portable Hurricane Pump, S/N 36892, Asset #0908, (2002); 77 Hours Inspected	****	****

704	1-	MSE Model 12M 12,000 Gallon Portable Water Tank, S/N 0707-15120-088, Asset #0909, (2007)	****	****

705	1-	MSE Model 12M 12,000 Gallon Portable Water Tank, S/N 0108-15120-094, Asset #0911, (2008)	****	****

706	1-	MSE Model 12M 12,000 Gallon Portable Water Tank, S/N 0108-15120-095, Asset #0912, (2008)	****	****

707	1-	Caterpillar Model 140H Motor Grader, S/N 2ZK03035, Asset #0915, (1998); 11,220 Hours Indicated, 12’ Moldboard Size, Caterpillar Diesel Engine; with EROPS	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

708	1-	Caterpillar Model 140H Motor Grader, S/N 2ZK01986, Asset #0918, (1997); 7,283 Hours Indicated, 12’ Moldboard Size, Caterpillar Diesel Engine; with EROPS	****	****

709	8-
Falsework Winches, S/N 750140290, Asset #0962-1; S/N 750120290, Asset #0962-2; S/N 750160290, Asset #0962-3; S/N 750130290, Asset #0962-4; S/N 750100290, Asset #0962-5; S/N 750090290, Asset #0962-6; S/N 750150290, Asset #0962-7; and S/N 750110290, Asset #0962-8 Each Value: $400/$500
			****	****

710	1-	1971 Trailmobile 40’ Van Trailer, VIN H64633, Asset #1013; (Not Inspected)	****	****

711	1-	Trail King Booster Axle, S/N M3517S, Asset #1031, (1993)	****	****

712	1-	JCI Model 1400RA Cone Crusher, S/N CP-111-3232-00, Asset #1032, (2000); 6,826 Hours Inspected	****	****

713	1-	Simplicity Model SP-616-58-1364-95 Screen, Asset #1033, (1995)	****	****

714	1-	El-Jay Model VSI Crusher, S/N 41E0285, Asset #1034, (1985); 4,208 Hours Inspected	****	****

715	2-	36”W x 100’L Radial Stacker Conveyors, S/N 36-100-1634-601094, Asset #1036; and S/N 36-100-1636-601094, Asset #1037, (2001) Each Value: $12,000/$15,000	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

716	1-	Caterpillar 725-kW Generator, S/N 7AJ00758, Asset #1039, (1996); 28,908 Hours Reported; with 1989 Van Trailer, VIN 1TA114828J1126839, Asset #1038	****	****

717	1-
Fisher 13’ Portable Air Separator, S/N AS-11-3381-00, Asset #1040, (2000); with 18-1/2” x 38’ Feed Conveyor; (2) 18” x 24’ Delivery Conveyors; Transport Chassis; Belt Drive; Drive Motors; Feed Hopper; and Discharge Spout
			****	****

718	10-
Fisher 30”W x 55’L Radial Stacking Power Belt Conveyors, S/N 30-55-1228- 2728-98, Asset #1041; S/N 30-55-1229- 2728-98, Asset #1042; S/N 30-55-1230- 2728-98, Asset #1043; S/N 30-55-1231- 2728-98, Asset #1044; S/N 30-55-1232- 2728-98, Asset #1045; S/N 30-55-1291- 2728-98, Asset #1046; S/N 30-55-1292- 2728-98, Asset #1047; S/N 30-55-1294- 2728-98, Asset #1048; S/N 30-55-1295- 2728-98, Asset #1049; and S/N 30-55- 1296-2728-98, Asset #1050, (1998); with (2) Fisher Conveyor Trailers, S/N S/E 516262 5-369, Asset #1051, and S/N S/E 516262 5-370, Asset #1052 Each Value: $18,000/$20,000
			****	****

719	1-	Trailmobile 45’ Van Trailer, VIN T30186, Asset #1053; (Not Inspected)	****	****

720	1-	Tri St Model 13078-300 Control Tower, Asset #1054, (2005)	****	****

721	1-	CR HP Van Trailer, S/N MAX21090, Asset #1054CM; (Not Inspected)	****	****

722	1-	19741974 Flatbed Trailer, VIN R32608314, Asset #1055; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

723	1-	Caterpillar 65-kW Generator, S/N 2010547/4ZK00954, Asset #1056, (1996); 14,755 Hours Inspected	****	****

724	1-	1984 Freuhauf 48’ Van Trailer, VIN 1H2R048822EH065629, Asset #1057	****	****

725	1-	1983 Road Systems 28’ Van Trailer, VIN 1RZ1KA1A4D1000932, Asset #1057.1	****	****

726	1-	Cedar Rapids Model MS-2 Pickup Machine, S/N 50480, Asset #1070, (2001); 5,598 Hours Reported; (Not Inspected)	****	****

727	1-	Cedar Rapids Model MS-2 Pickup Machine, S/N 44272, Asset #1100, (1994); 1,119 Hours Indicated	****	****

728	1-
Blaw-Knox Model PF-5510 Crawler Mounted Asphalt Paver, S/N 189951, Asset #1101, (2006); 1,986 Hours Inspected, 30’ Maximum Screen Width, 230 Feet/Minute Maximum Paver Speed, 218 Cu. Ft. Hopper Volume, Cummins Diesel Engine
			****	****

729	1-	Ingersoll-Rand Model DD-118HF 79” Tandem Vibratory Roller, S/N 191045, Asset #1102, (2006); 1,388 Hours Indicated, Cummins Diesel Engine; with ROPS/FOPS	****	****

730	1-	Ingersoll-Rand Model DD-138HF 84” Tandem Vibratory Roller, S/N 191179, Asset #1103, (2006); 1,499 Hours Indicated, Cummins Diesel Engine; with ROPS/FOPS	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

731	1-	Ingersoll-Rand Model DD-118HF 79” Tandem Vibratory Roller, S/N 191046, Asset #1104, (2006); 1,229 Hours Indicated, Cummins Diesel Engine; with ROPS/FOPS	****	****

732	1-	2003 Chevrolet Model C1500 Silverado Extended Cab Pickup Truck, VIN 2GCEC19V831381302, Asset #2362; 160,174 Miles Reported; (Not Inspected)	****	****

733	1-	2003 Chevrolet Model K1500 Silverado Extended Cab Pickup Truck, VIN 1GCEK19T23E153103, Asset #2363; 164,506 Miles Inspected	****	****

734	1-	2003 Chevrolet Model C2500HD Silverado Pickup Truck, VIN 1GCHC24U13E330661, Asset #2364; 96,000 Miles Reported; (Not Inspected)	****	****

735	1-	2003 Chevrolet Model C2500HD Silverado Pickup Truck, VIN 1GCHC24U43E369518, Asset #2366; 142,838 Miles Reported; (Not Inspected)	****	****

736	1-	2003 Chevrolet Model C2500HD Silverado Pickup Truck, VIN 1GCHC24U53E365719, Asset #2367	****	****

737	1-	2004 Chevrolet Model C2500HD Silverado Extended Cab Pickup Truck, VIN 1GCHC29U04E239214, Asset #2370; 172,362 Miles Reported; (Not Inspected)	****	****

738	1-	2004 Chevrolet Model C2500HD Silverado Extended Cab Pickup Truck, VIN 1GCHC29U44E251611, Asset #2371; 128,150 Hours Indicated	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

739	1-	2004 Chevrolet Model C2500HD Silverado Extended Cab Pickup Truck, VIN 1GCHK29U34E239470, Asset #2372; 139,463 Miles Reported; (Not Inspected)	****	****

740	1-	2004 Chevrolet Model K1500 Silverado Extended Cab Pickup Truck, VIN 2GCEK19T841122294, Asset #2373; 151,221 Miles Reported; (Not Inspected)	****	****

741	1-	2004 Dodge Model Ram 2500 Pickup Truck, VIN 3D7KA26D8LG218562, Asset #2374; 97,301 Miles Indicated	****	****

742	1-	2004 Dodge Model Ram 2500 Pickup Truck, VIN 3D7KA26DX4G218563, Asset #2375; 97,474 Miles Reported; (Not Inspected)	****	****

743	1-	2004 Ford Model F-250 Super Duty Pickup Truck, VIN 1FTNF20L04ED54636, Asset #2376; 94,622 Miles Reported; (Not Inspected)	****	****

744	1-	2004 Ford Model F-250 Super Duty Pickup Truck, VIN 1FTNF20L84EC99756, Asset #2377; 100,932 Miles Reported; (Not Inspected)	****	****

745	1-	2004 Ford Model F-250 Super Duty Cab & Chassis Truck, VIN 1FTNF20L24ED53116, Asset #2378; 179, 097 Miles Indicated; with Utility Bed	****	****

746	1-	2004 Ford Model F-250 Super Duty Pickup Truck, VIN 1FTNF20L84ED53041, Asset #2379; 117,730 Miles Reported; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

747	1-	2003 Chevrolet Model Tahoe K1500 Sport Utility Vehicle, VIN 1GNEK13Z03J340433, Asset #2381; 109,587 Miles Reported, 5.3L V8 Engine; (Not Inspected)	****	****

748	1-	2003 Chevrolet Model C2500HD Silverado Cab & Chassis Truck, VIN 1GCHC24U33E334341, Asset #2382; 141,718 Miles Indicated	****	****

749	1-	2003 Chevrolet Model C1500 Silverado Extended Cab Pickup Truck, VIN 2GCEC19V531363923, Asset #2383; 123,791 Miles Indicated	****	****

750	1-	2003 Chevrolet Model C2500HD Silverado Pickup Truck, VIN 1GCHC24U43E373035, Asset #2384; 120,413 Miles Reported; (Not Inspected)	****	****

751	1-	2003 Chevrolet Model Avalanche K1500 Crew Cab Pickup Truck, VIN 3GNEK13T63G330132, Asset #2389; 128,961 Miles Reported; (Not Inspected)	****	****

752	1-	2004 Ford Model F-250 Super Duty Pickup Truck, VIN 1FTNF20LX4ED17643, Asset #2390	****	****

753	1-	2005 Dodge Model Ram 1500 Quad Cab Pickup Truck, VIN 1D7HU18DX5S302966, Asset #2391; 89,540 Miles Reported; (Not Inspected)	****	****

754	1-	2006 GMC Model Sierra K2500HD Extended Cab Pickup Truck, VIN 1GTHK29U36E168838, Asset #2393; 135,539 Miles Indicated	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

755	1-	2006 Dodge Model Ram 1500 Quad Cab Pickup Truck, VIN 1D7HU18936S705715, Asset #2394; 31,178 Miles Indicated	****	****

756	1-	2006 Chevrolet Model K2500HD Silverado Extended Cab Pickup Truck, VIN 1GCHK29U43E354988, Asset #2395; 80,180 Miles Reported; (Not Inspected)	****	****

757	1-	2007 Dodge Model Ram 1500 Quad Cab Pickup Truck, VIN 1D7HU18207J539277, Asset #2396; 34,094 Miles Reported; (Not Inspected)	****	****

758	1-	2007 Chevrolet Model K2500HD Silverado Extended Cab Pickup Truck, VIN 1GCHK29U37E198360, Asset #2397; 38,904 Miles Indicated	****	****

759	1-	2007 Dodge Model Ram 3500 ST Cab & Chassis Truck, VIN 3D6WG46A87G764563, Asset #2400; 44,762 Miles Reported; (Not Inspected)	****	****

760	1-	CEI Rubberized Asphalt Batch Plant, Asset #240-1019, (1989); To Include:	****	****
(1) CEI Asphalt Heater, S/N H-1240
(1) Heatec Asphalt Preheater, S/N HC-100497
(1) CEI Weigh/Feed Hopper and Mixing Vat, S/N RMT-010
(1) CEI Storage and Agitation Tank, S/N T-698-97
(1) CMI Model CT35P 35,000-Gallon Virgin Asphalt Tank; with Heater, S/N 106
(1) 48’ Fontaine Drop Deck Transport Trailer, VIN 13N246301S1567706; with Conex Storage Container

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

(1) All Necessary Supports; Motor Control Panel; Electrics; Piping; Maintenance Equipment; and Accessories

761	1-	Caterpillar Model RT-100 Lift Truck, S/N 1GJ01186, Asset #240-1021, (1995); 7,227 Hours Indicated	****	****

762	1-	Caterpillar Model XQ225 225-kW Generator, S/N 8JJ00489, Asset #240- 1074; 16,753 Hours Reported; (Not Inspected)	****	****

763	1-	2007 Chevrolet Pickup Truck, VIN 3GCHK13M27G531694, Asset #2403	****	****

764	1-	2007 Chevrolet Pickup Truck, VIN 2GCHK13M771689375, Asset #2404; 33,898 Miles Reported; (Not Inspected)	****	****

765	1-	2007 GMC Model Sierra K2500HD	****	****
Extended Cab Pickup Truck, VIN 1GTHK29U57E194326, Asset #2405; 38,532 Miles Indicated

766	1-	2007 GMC Model Sierra K2500HD Extended Cab Pickup Truck, VIN 1GTHK29U37E188430, Asset #2406; 29,265 Miles Indicated	****	****

767	1-	2007 Chevrolet Model C2500HD Silverado Pickup Truck, VIN 1GCHC24U77E200129, Asset #2407; 29,556 Miles Indicated	****	****

768	1-	2007 Chevrolet Model C2500HD Silverado Extended Cab Pickup Truck, VIN 1GCHC29U77E193577, Asset #2408; 48,637 Miles Indicated	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

769	1-	2007 Chevrolet Model C2500HD Silverado Pickup Truck, VIN 1GCHC24U27E121063, Asset #2409; 55,466 Miles Reported; (Not Inspected)	****	****

770	1-	2007 Chevrolet Model C2500HD Silverado Extended Cab Pickup Truck, VIN 1GCHC28U47E194928, Asset #2410; 24,758 Miles Reported; (Not Inspected)	****	****

771	1-	2007 Chevrolet Model C2500HD Silverado Extended Cab Pickup Truck, VIN 1GCHC29U77E196124, Asset #2411; 19,192 Miles Reported; (Not Inspected)	****	****

772	1-	2007 Chevrolet Model C2500HD Silverado Extended Cab Pickup Truck, VIN 1GCHC29K87E560730, Asset #2412; 14,427 Miles Reported; (Not Inspected)	****	****

773	1-	2007 Chevrolet Model C2500HD Silverado Pickup Truck, VIN 1GCHC24K27E514446, Asset #2413; 14,137 Miles Reported; (Not Inspected)	****	****

774	1-	2008 Chevrolet Model C1500 Silverado Pickup Truck, VIN 2GCEK13H981160513, Asset #2414; 8,368 Miles Reported; (Not Inspected)	****	****

775	1-	2003 Chevrolet Pickup Truck, VIN 1GCHK29U43E345988, Asset #2511; 200,423 Miles Reported; (Not Inspected)	****	****

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Appraisal —	Meadow Valley Corporation Phoenix, Arizona

Orderly
			Liquidation	Fair Market
Item #	Qty.	Effective Date: March 26, 2008	Value	Value

776	1-	2005 Dodge Pickup Truck, VIN 3D7KR26D85G744815, Asset #2529; 180,390 Miles Indicated	****	****

	Total Appraised Values —		$5,668,600	$6,670,250

Meadow Valley Corporation
731 North 19th Avenue
Phoenix, Arizona

****	Confidential information on this page has been omitted and filed separately with the Securities Exchange Commission pursuant to a Confidential Treatment Request.

Certification Of Value
It is hereby certified that:
•	the statements of fact contained in this report are true and correct.

•	the analyses, opinions, and conclusions set forth in this report are limited only by the assumptions and limiting conditions (imposed by the terms of the assignment or by the undersigned) set forth by this report, and are our personal, unbiased, professional analyses, opinions, and conclusions.

•	this appraisal report has been made in conformity with and is subject to the requirements of the Code of Professional Ethics and Standards of Professional Practice of The Appraisal Institute, the Uniform Standards of Professional Appraisal Practice (USPAP) adopted by the Appraisal Standards Board of the Appraisal Foundation, and the Principles of Appraisal Practice and Code of Ethics of the American Society of Appraisers.

•	the use of this report is subject to the requirements of the American Society of Appraisers relating to review by its duly authorized representatives. Disclosure of the contents of the appraisal report is governed by the Bylaws and Administrative Rules of the American Society of Appraisers.

•	AccuVal has no present or contemplated future interest in the property nor any personal interest or bias in the subject matter or the parties involved.

•	the engagement of AccuVal in this assignment was not contingent upon developing or reporting predetermined results.

•	neither the appraisal assignment nor the amount of the fee is contingent upon developing or reporting a predetermined value, requested minimum value, a direction in the value that favors the cause of the client, a specific valuation, the approval of a loan, the amount of the value estimates or attainment of a stipulated result, nor is AccuVal’s compensation contingent upon an action or event resulting from the analyses, opinions, or conclusions in, or the use of, this report, or the occurrence of a subsequent event directly related to the intended use of this appraisal.

•	the appraiser(s) disclaim knowledge as to the appraised asset(s) operability, historical performance, and/or the existence of any hidden, latent, or undisclosed defects.

•	any statement(s) of condition are the result of visual inspection only and should not be construed as an opinion of operability or utility.

•	no person or persons other than those acknowledged below prepared the analysis, conclusions, and opinions, or provided significant professional assistance.

•	the American Society of Appraisers has a mandatory re-certification program for all of its Senior Members. Scott N. Breier and Michael S. Hamann are in compliance with this program.

•	the undersigned, unless denoted by an (*), has made an inspection of the personal property that is the subject of this report.
Should you have any questions regarding the foregoing value estimates or require any further information, please contact the undersigned.
Respectfully submitted,
AccuVal Associates, Incorporated

(*) Scott N. Breier, ASA	Date	Michael S. Hamann, ASA	Date

Paul Munro	Date

ADDENDA

GENERAL ASSUMPTIONS AND LIMITING CONDITIONS

General Assumptions And Limiting Conditions
This appraisal report has been made with the following general assumptions and limiting conditions.
•	The property is appraised free and clear of any or all liens or encumbrances unless otherwise stated. Title to the property is assumed to be good and marketable unless otherwise indicated.

•	It is assumed that all of the property included in the appraisal is owned by the company appraised. AccuVal has relied upon management to identify any equipment that is leased or owned by parties unrelated to the appraisal. Conducting a UCC search is outside the scope of an appraisal assignment.

•	The information furnished by others is believed to be reliable. However, no warranty is given for its accuracy. Every reasonable attempt has been made to verify such information.

•	It is assumed that there is full compliance with all applicable federal, state, and local environmental regulations and laws unless noncompliance is stated, defined, and considered in the appraisal report.

•	The value estimates submitted are based upon the definition of value stated in the body of the report.

•	Possession of this report, or a copy thereof, does not carry with it the right of publication. It may not be used for any purpose by any person other than the party to whom it is addressed without the written consent of that party and, in any event, only with proper written qualification and only in its entirety.

•	AccuVal reserves the right to recall all copies of this report to correct any error or omission.

•	The appraiser, by reason of this appraisal, is not required to give further consultation, testimony, or be in attendance in court with reference to the property in question unless arrangements have been made previously.

•	Neither all nor any part of the contents of this report (especially any conclusions as to value, the identity of the appraiser, or the firm with which the appraiser is connected) shall be disseminated to the public through advertising, public relations, news, sales, or other media without the prior written consent and approval of the appraiser.

•	The maximum liability of AccuVal for the breach of any obligation in connection with this engagement or the report, and for any and all damages of any type or nature (whether in contract or in tort, and whether compensatory, consequential or punitive in nature) sustained or claimed by the Client or any other person or entity in connection with this engagement or the report, shall be limited to the fee actually received by AccuVal under the engagement letter. In no event or circumstance shall AccuVal have any liability to the Client or any other person or entity in excess of the fee actually paid to and received by AccuVal.